UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
(RULE 14a-101)
SCHEDULE 14A INFORMATION
PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
EXCHANGE ACT OF 1934
(AMENDMENT NO.      )
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Preliminary Proxy Statement

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Definitive Proxy Statement

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Definitive Additional Materials

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Soliciting Material under §240.14a-12

Summit Wireless Technologies, Inc.
(Name of Registrant as Specified In Its Charter)
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
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6840 Via Del Oro Ste. 280
San Jose, CA 95119
(408) 627-4716
Important Notice Regarding the Availability of Proxy Materials
for the Annual Meeting of Stockholders to Be Held on September 22, 2021
The Notice of Annual Meeting, Proxy Statement
and Annual Report on Form 10-K are available at:
https://ir.summitwireless.com/sec-filings

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON SEPTEMBER 22, 2021
To the Stockholders of Summit Wireless Technologies, Inc.:
NOTICE IS HEREBY GIVEN that an Annual Meeting of Stockholders (“Annual Meeting”) of Summit Wireless Technologies, Inc., a Delaware corporation (the “Company”), will be held on September 22, 2021 at 1:00 p.m., Pacific Time, at the Company’s offices at 15268 NW Greenbrier Pkwy, Beaverton, Oregon 97006 for the following purposes:
1. To elect seven (7) members of the Company’s board of directors (the “Board”), each to serve until the next Annual Meeting of Stockholders and until their successors are elected and qualified or until their earlier resignation or removal (“Proposal No. 1”);
2. To consider and vote on a proposal to ratify the Board’s selection of BPM LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2021 (“Proposal No. 2”); and
3. To consider and act upon such other business as may properly come before the Annual Meeting or any adjournment thereof.
The foregoing items of business are more fully described in the Proxy Statement that is attached and made a part of this Notice. Only stockholders of record of the common stock, $0.0001 par value per share, of the Company (the “Common Stock”) at the close of business on July 27, 2021 (the “Record Date”) will be entitled to notice of, and to vote at, the Annual Meeting or any adjournment thereof.
All stockholders who are record or beneficial owners of Common Stock as of the Record Date are cordially invited to attend the Annual Meeting in person. Your vote is important regardless of the number of shares of Common Stock that you own. When you arrive at the Annual Meeting, you must present photo identification, such as a driver’s license. Beneficial owners also must provide evidence of stockholdings as of the Record Date, such as a recent brokerage account or bank statement.
Whether or not you expect to attend the Annual Meeting, it is important that your shares be represented and voted during the meeting. We urge you to promptly complete, sign, date and return the enclosed proxy card in the enclosed postage-paid envelope in order to ensure representation of your shares of Common Stock. It will help in our preparations for the Annual Meeting if you would check the box on the form of proxy if you plan on attending the Annual Meeting. You may also vote by proxy (i) via the Internet or (ii) by telephone using the instructions provided in the enclosed proxy card. Your proxy is revocable in accordance with the procedures set forth in the Proxy Statement. Please be advised that if you are not a record or beneficial owner of Common Stock on the Record Date, you are not entitled to vote and any proxies received from persons who are not record or beneficial owners of Common Stock on the Record Date will be disregarded.
San Jose, California	By Order of the Board of Directors,
August 17, 2021	/s/ Brett Moyer Brett Moyer Chairman and Chief Executive Officer
Notwithstanding the foregoing or anything to the contrary contained herein, as a precaution due to the outbreak of the coronavirus (COVID-19), the Company is planning for the possibility that there may be limitations on attending the Annual Meeting in person, or the Company may decide to hold the Annual Meeting on a different date, at a different location or by means of remote communication (i.e., a “virtual meeting”).
WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING, PLEASE PROMPTLY VOTE VIA INTERNET OR BY TELEPHONE, OR BY COMPLETING, SIGNING, DATING AND RETURNING THE ENCLOSED PROXY CARD IN THE ACCOMPANYING ENVELOPE. NO POSTAGE NEED BE AFFIXED IF THE PROXY CARD IS MAILED IN THE UNITED STATES.

i

PROXY STATEMENT FOR ANNUAL MEETING OF STOCKHOLDERS
In this Proxy Statement, Summit Wireless Technologies, Inc., a Delaware corporation, is referred to as “Summit,” the “Company,” “we,” “us” and “our.”
We are an “emerging growth company” under applicable federal securities laws and therefore permitted to conform with certain reduced public company reporting requirements. As an emerging growth company, we provide in this proxy statement the scaled disclosure permitted under the Jumpstart Our Business Startups Act of 2012, including the compensation disclosures required of a “smaller reporting company,” as that term is defined in Rule 12b-2 promulgated under the Securities Exchange Act of 1934, as amended (the “Exchange Act”). In addition, as an emerging growth company, we are not required to conduct votes seeking approval, on an advisory basis, of the compensation of our named executive officers or the frequency with which such votes must be conducted. We will remain an “emerging growth company” until the earliest of (i) the last day of the fiscal year following the fifth anniversary of our initial public offering (“IPO”) in July 2018; (ii) the last day of the fiscal year in which our total annual gross revenue is equal to or more than $1.07 billion; (iii) the date on which we have issued more than $1 billion in nonconvertible debt during the previous three years; or (iv) the date on which we are deemed to be a large accelerated filer under the rules of the U.S. Securities and Exchange Commission (the “SEC”). Even after we are no longer an “emerging growth company,” we may remain a “smaller reporting company.”
Information Concerning the Proxy Materials and the Annual Meeting
Proxies in the form enclosed with this Proxy Statement are being solicited by our board of directors (the “Board”) for use at our Annual Meeting of Stockholders (the “Annual Meeting”) to be held at 1:00 p.m., Pacific Time, on September 22, 2021 at the Company’s offices at 15268 NW Greenbrier Pkwy, Beaverton, Oregon 97006, and at any adjournment thereof. Your vote is very important. For this reason, our Board is requesting that you permit your common stock, par value $0.0001 per share, of the Company (the “Common Stock”) to be represented at the Annual Meeting by the proxies named on the enclosed proxy card. This Proxy Statement contains important information for you to consider when deciding how to vote on the matters brought before the Annual Meeting. Please read it carefully.
Voting materials, which include this Proxy Statement and the enclosed proxy card, will be first mailed to stockholders on or about August 20, 2021.
Only stockholders of record of our Common Stock as of the close of business on July 27, 2021 (the “Record Date”) will be entitled to notice of, and to vote at, the Annual Meeting. As of the Record Date, 15,281,797 shares of Common Stock were issued and outstanding. Holders of Common Stock are entitled to one (1) vote for each share of Common Stock held by them. Stockholders may vote in person or by proxy, by (i) using the instructions provided in the enclosed proxy card to vote online via the Internet or by telephone or (ii) completing, signing, dating and returning the enclosed proxy card in the enclosed postage-paid envelope; however, granting a proxy does not in any way affect a stockholder’s right to attend the Annual Meeting and vote in person. Any stockholder giving a proxy has the right to revoke that proxy by (i) filing a later-dated proxy or a written notice of revocation with us at our principal office at any time before the original proxy is exercised or (ii) attending the Annual Meeting and voting in person. Notwithstanding the foregoing or anything to the contrary contained herein, as a precaution due to the outbreak of the coronavirus (COVID-19), we are planning for the possibility that there may be limitations on attending the Annual Meeting in person, or we may decide to hold the Annual Meeting on a different date, at a different location or by means of remote communication (i.e., a “virtual meeting”).
Brett Moyer is named as attorney-in-fact in the proxy. Mr. Moyer is our Chairman and Chief Executive Officer. Mr. Moyer will vote all shares represented by properly executed proxies returned in time to be counted at the Annual Meeting, as described below under “Voting Procedures.” Where a vote has been specified in the proxy with respect to the matters identified in the Notice of the Annual Meeting, the shares represented by the proxy will be voted in accordance with those voting specifications. If no voting instructions are indicated, your shares will be voted as recommended by our Board on all matters, and as the proxy holders may determine in their discretion with respect to any other matters properly presented for a vote before the Annual Meeting.
The Company’s stockholders will consider and vote upon (i) a proposal to elect seven (7) members of our Board, each to serve until the 2022 Annual Meeting of Stockholders and until their successors are elected and qualified or until their earlier resignation or removal (“Proposal No. 1”); and (ii) a proposal to ratify the Board’s selection of BPM LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2021 (“Proposal No. 2”). Stockholders also will consider and act upon such other business as may properly come before the Annual Meeting.
Voting Procedures and Vote Required
Mr. Moyer will vote all shares represented by properly executed proxies returned in time to be counted at the Annual Meeting. The presence, in person or by proxy, of a majority of the issued and outstanding shares of Common Stock entitled to vote at the Annual Meeting is necessary to establish a quorum for the transaction of business. Your shares will be counted for purposes of determining if there is a quorum if (i) you are entitled to vote and you are present in person at the Annual Meeting; or (ii) you have properly voted by proxy online, by telephone, or by submitting a proxy card by mail. Shares represented by proxies which contain an abstention and “broker non-vote” shares (described below) are counted as present for purposes of determining the presence of a quorum for the Annual Meeting. The broker non-votes are counted because there are routine matters presented at the Annual Meeting.
All properly executed proxies delivered pursuant to this solicitation and not revoked will be voted at the Annual Meeting as specified in such proxies.
Vote Required for Election of Directors (Proposal No. 1).   Our certificate of incorporation, as amended (“Certificate of Incorporation”), does not authorize cumulative voting. Our bylaws (“Bylaws”) provide that directors are to be elected by a plurality of the votes of the shares of Common Stock present at the Annual Meeting, in person or represented by proxy at the Annual Meeting and voting on the matter. This means that the seven (7) candidates receiving the highest number of affirmative votes at the Annual Meeting will be elected as directors. Only shares that are voted in favor of a particular nominee will be counted toward that nominee’s achievement of a plurality. Shares present at the Annual Meeting that are not voted for a particular nominee or shares present by proxy where the stockholder properly withheld authority to vote for such nominee will not be counted toward that nominee’s achievement of a plurality.
Vote Required for Ratification of Independent Registered Public Accounting Firm (Proposal No. 2).   Our Bylaws provide that all matters (other than the election of directors and except to the extent otherwise required by applicable Delaware law) shall be determined by a majority of the votes cast affirmatively or negatively. Accordingly, the affirmative vote of a majority of the shares of Common Stock present at the Annual Meeting, in person or by proxy, and voting on the matter, will be required to ratify the Board’s selection of BPM LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2021.
If you hold shares beneficially in street name and do not provide your broker with voting instructions, your shares may constitute “broker non-votes.” Generally, broker non-votes occur on a matter when a broker is not permitted to vote on that matter without instructions from the beneficial owner and instructions are not given. Brokers that have not received voting instructions from their clients cannot vote on their clients’ behalf on “non-routine” proposals. Broker non-votes are not counted in tabulating the voting result for any particular proposal and shares that constitute broker non-votes are not considered entitled to vote.
The vote on Proposal No. 1 is considered “non-routine” and the vote on Proposal No. 2 is considered “routine.”
Abstentions are counted as “shares present” at the Annual Meeting for purposes of determining the presence of a quorum but are not counted in the calculation of the vote.
Votes at the Annual Meeting will be tabulated by one or more inspectors of election appointed by Brett Moyer, the Chairman and Chief Executive Officer.

Stockholders will not be entitled to dissenter’s rights with respect to any matter to be considered at the Annual Meeting.
Delivery of Documents to Stockholders Sharing an Address
We will send only one set of Annual Meeting materials and other corporate mailings to stockholders who share a single address unless we received contrary instructions from any stockholder at that address. This practice, known as “householding,” is designed to reduce our printing and postage costs. However, we will deliver promptly upon written or oral request a separate copy of the Annual Meeting materials to a stockholder at a shared address to which a single copy of the Annual Meeting materials was delivered. You may make such a written or oral request by sending a written notification stating (i) your name, (ii) your shared address and (iii) the address to which we should direct the additional copy of the Annual Meeting materials to us at Corporate Secretary, 6840 Via Del Oro, Suite 280, San Jose, California 95119, telephone: (408) 627-4716.
If multiple stockholders sharing an address have received one copy of the Annual Meeting materials or any other corporate mailing and would prefer us to mail each stockholder a separate copy of future mailings, you may send notification to or call our principal executive offices. Additionally, if current stockholders with a shared address received multiple copies of the Annual Meeting materials or other corporate mailings and would prefer us to mail one copy of future mailings to stockholders at the shared address, notification of such request may also be made by mail or by calling our principal executive offices.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
The following table sets forth, as of August 10, 2021, information regarding beneficial ownership of our capital stock by:
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each person, or group of affiliated persons, known by us to beneficially own more than 5% of each class of our equity securities;

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each of our named executive officers;

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each of our directors; and

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all of our named executive officers and directors as a group.

The percentage ownership information shown in the table is based upon 15,281,797 shares of Common Stock outstanding as of August 10, 2021. The percentage ownership information shown in the table excludes (a) up to an aggregate of 4,496,924 shares of Common Stock issuable upon exercise of our outstanding warrants and pre-funded warrants, (b) 20,000 unvested deferred shares (the “Deferred Shares”) issued under our 2018 Long-Term Stock Incentive Plan (the “LTIP”) to Michael Howse, a member of our Board, pursuant to a deferred shares agreement, entered into as of January 4, 2019 (the “Deferred Shares Agreement”), and (c) an aggregate of 647,474 shares of Common Stock issuable upon vesting of restricted stock units that were issued pursuant to the Company’s 2020 Stock Incentive Plan (the “2020 Plan”), none of which have vested as of August 10, 2021.
Beneficial ownership is determined according to the rules of the SEC and generally means that a person has beneficial ownership of a security if he, she or it possesses sole or shared voting or investment power of that security, including securities that are exercisable for shares of Common Stock within sixty (60) days of August 10, 2021. Except as indicated by the footnotes below, we believe, based on the information furnished to us, that the persons named in the table below have sole voting and investment power with respect to all shares of Common Stock shown that they beneficially own, subject to community property laws where applicable.
For purposes of computing the percentage of outstanding shares of our Common Stock held by each person or group of persons named above, any shares of Common Stock that such person or persons has the right to acquire within sixty (60) days of August 10, 2021 is deemed to be outstanding, but is not deemed to be outstanding for the purpose of computing the percentage ownership of any other person. The inclusion herein of any shares of Common Stock listed as beneficially owned does not constitute an admission of beneficial ownership.
Unless otherwise identified, the address of each beneficial owner listed in the table below is c/o Summit Wireless Technologies, Inc., 6840 Via Del Oro, Suite 280, San Jose, CA 95119.
Name and Address of Beneficial Owner:	Shares of Common Stock Beneficially Owned	Percentage of Common Stock Beneficially Owned(1)
5% or greater stockholders
Lind Global Macro Fund, LP(2)	1,576,739	9.99%
Directors and executive officers
Brett Moyer(3) Chief Executive Officer and Chairman	337,348	2.2%
George Oliva(4) Chief Financial Officer	63,032	*
Gary Williams(5) Chief Accounting Officer and Vice President of Finance	43,909	*
Lisa Cummins(6) Director	17,334	*

Name and Address of Beneficial Owner:	Shares of Common Stock Beneficially Owned	Percentage of Common Stock Beneficially Owned(1)
Dr. Jeffrey M. Gilbert(7) Director	18,584	*
Michael Howse(8) Director	28,417	*
Helge Kristensen(9) Director	25,932	*
Sriram Peruvemba(10) Director	16,417	*
Robert Tobias(11) Director	17,334	*
Wendy Wilson(12) Director	10,000	*
Directors and executive officers as a group (10 persons)(13)	578,307	3.8%

*
Less than 1%

(1)
Based upon 15,281,797 shares of Common Stock outstanding as of August 10, 2021. Holders of Common Stock are entitled to one (1) vote for each share of Common Stock held by them.

(2)
The number of shares of Common Stock and percentage beneficially owned by Lind Global Macro Fund, LP (“Lind”) includes 1,075,356 shares of Common Stock, and an aggregate of up to 501,383 shares of Common Stock issuable to Lind pursuant to the following warrants in any combination as a result of the triggering of the 9.99% beneficial ownership limitation provisions in each such warrant: (i) warrants to purchase up to 227,679 shares of Common Stock issued to such stockholder in a private placement offering that we closed in March 2020, (ii) warrants to purchase up to 140,000 shares of Common Stock issued to such stockholder in an underwritten public offering that we closed in April 2020, (iii) warrants to purchase up to 260,000 shares of Common Stock issued to such stockholder in a private placement offering that we closed on June 8, 2020, (iv) warrants to purchase up to 275,000 shares of Common Stock issued to such stockholder in a private placement offering that we closed on June 11, 2020 and (v) warrants to purchase up to 38,750 shares of Common Stock issued to such stockholder in connection with a warrant solicitation transaction that we closed in June 2021. The number of shares of Common Stock excludes an aggregate of up to 440,046 shares of Common Stock issuable pursuant to such warrants, as a result of such beneficial ownership limitation provisions. The number of shares of Common Stock beneficially owned by such stockholder is based on information provided by such stockholder to the Company and included in the most recent report filed by the Company with the SEC reporting such stockholder’s beneficial ownership of shares of Common Stock.

Jeff Easton is the managing member of The Lind Partners, LLC which is the manager of Lind and has sole voting control and investment discretion over the securities held by Lind. Mr. Easton disclaims beneficial ownership over the securities listed except to the extent of his pecuniary interest therein. The principal business address of Lind is 444 Madison Ave, 41st Floor, New York, NY 10022.
(3)
Includes (i) fully vested warrants to purchase up to 1,380 shares of Common Stock with exercise prices ranging from $15.80 to $60.00 per share, (ii) 264,750 restricted shares of Common Stock granted under the LTIP, which vest in equal installments on the first, second and third anniversaries of August 15, 2020 (with respect to 14,750 shares) and March 15, 2021 (with respect to 250,000 shares), so long as Mr. Moyer remains in the service of the Company on each such anniversary, and (iii) restricted stock units (“RSUs”) to receive 48,334 shares of Common Stock that will vest on August 15, 2021, so long as Mr. Moyer remains in the service of the Company on such date. Excludes 96,666 RSUs, which are scheduled to vest in equal installments on the second and third anniversaries of August 15, 2020, so long as Mr. Moyer remains in the service of the Company on each such anniversary.

(4)
Consists of (i) 42,424 restricted shares of Common Stock granted under the LTIP, which vest in equal installments on the first, second and third anniversaries of August 15, 2020 (with respect to 12,424 shares) and March 15, 2021 (with respect to 30,000 shares), so long as Mr. Oliva remains in the service of the Company on each such anniversary, and (ii) RSUs to receive 20,608 shares of Common Stock that will vest on August 15, 2021, so long as Mr. Oliva remains in the service of the Company on such date. Excludes 41,216 RSUs, which are scheduled to vest in equal installments on the second and third anniversaries of August 15, 2020, so long as Mr. Oliva remains in the service of the Company on each such anniversary.

(5)
Includes (i) fully vested warrants to purchase up to 179 shares of Common Stock with an exercise price of $15.80 per share, (ii) 25,000 restricted shares of Common Stock granted under the LTIP, which vest in equal installments on the first, second and third anniversaries of August 15, 2020 (with respect to 5,000 shares) and March 15, 2021 (with respect to 20,000 shares), so long as Mr. Williams remains in the service of the Company on each such anniversary, and (iii) RSUs to receive 10,334 shares of Common Stock that will vest on August 15, 2021, so long as Mr. Williams remains in the service of the Company on such date. Excludes 20,666 RSUs, which are scheduled to vest in equal installments on the second and third anniversaries of August 15, 2020, so long as Mr. Williams remains in the service of the Company on each such anniversary.

(6)
Includes (i) 12,750 restricted shares of Common Stock granted under the LTIP, which vest in equal installments on the first, second and third anniversaries of August 15, 2020 (with respect to 2,750 shares) and March 15, 2022 (with respect to 10,000 shares), so long as Ms. Cummins remains in the service of the Company on each such anniversary, and (ii) RSUs to receive 3,334 shares of Common Stock that will vest on August 15, 2021, so long as Ms. Cummins remains in the service of the Company on such date. Excludes 6,666 RSUs, which are scheduled to vest in equal installments on the second and third anniversaries of August 15, 2020, so long as Ms. Cummins remains in the service of the Company on each such anniversary.

(7)
Includes (i) 12,750 restricted shares of Common Stock granted under the LTIP, which vest in equal installments on the first, second and third anniversaries of August 15, 2020 (with respect to 2,750 shares) and March 15, 2021 (with respect to 10,000 shares), so long as Dr. Gilbert remains in the service of the Company on each such anniversary, and (ii) RSUs to receive 3,334 shares of Common Stock that will vest on August 15, 2021, so long as Dr. Gilbert remains in the service of the Company on such date. Excludes 6,666 RSUs, which are scheduled to vest in equal installments on the second and third anniversaries of August 15, 2020, so long as Dr. Gilbert remains in the service of the Company on each such anniversary.

(8)
Consists of (i) fully vested warrants to purchase up to 13,750 shares of Common Stock, with an exercise price of $40.00 per share, (ii) 10,000 restricted shares of Common Stock granted under the LTIP, which vest in equal installments on the first, second and third anniversaries of March 15, 2021, so long as Mr. Howse remains in the service of the Company on each such anniversary, and (iii) RSUs to receive 4,667 shares of Common Stock that will vest on August 15, 2021, so long as Mr. Howse remains in the service of the Company on such date. Excludes (i) 20,000 Deferred Shares issued pursuant to the Deferred Shares Agreement that will vest immediately prior to a Fundamental Transaction (as defined in the Howse Agreement (see “Certain Relationships and Related Transactions”)) and (ii) 9,333 RSUs, which are scheduled to vest in equal installments on the second and third anniversaries of August 15, 2020, so long as Mr. Howse remains in the service of the Company on each such anniversary. Mr. Howse is not being nominated for re-election and his term will end at the completion of the Annual Meeting.

(9)
Includes (i) 6,667 shares of Common Stock owned indirectly by Inizio Capital, of which Mr. Kristensen serves as a director and therefore may have voting or investment power over the securities held by such entity, (ii) 565 shares of Common Stock owned indirectly by Hansong Nanjing Technology (“Hansong Technology”), of which Mr. Kristensen serves as a vice president and therefore may have voting or investment power over the securities held by such entity, (iii) fully vested warrants to purchase 48 shares of Common Stock at an exercise price of $108.00 per share owned indirectly by Hansong Technology, (iv) fully vested warrants to purchase 68 shares of Common Stock at an exercise price of $108.00 per share owned indirectly by Inizio Capital, (v) 12,750 restricted shares of Common Stock granted under the LTIP, which vest in equal installments on the first, second and third anniversaries of August 15, 2020 (with respect to 2,750 shares) and March 15, 2021 (with respect to 10,000 shares), so long as Mr. Kristensen remains in the service of the Company on each such anniversary, and (vi) RSUs to receive 3,334 shares of Common Stock that will vest on August 15, 2021, so long as Mr. Kristensen remains in the service of the Company on such date. Excludes 6,666 RSUs, which are scheduled to vest in equal installments on the second and third anniversaries of August 15, 2020, so long as Mr. Kristensen remains in the service of the Company on each such anniversary.
(10)
Includes (i) 14,000 restricted shares of Common Stock granted under the LTIP, which vest in equal installments on the first, second and third anniversaries of August 15, 2020 (with respect to 4,000 shares) and March 15, 2021 (with respect to 10,000 shares), so long as Mr. Peruvemba remains in the service of the Company on each such anniversary, and (ii) RSUs to receive 2,417 shares of Common Stock that will vest on August 15, 2021, so long as Mr. Peruvemba remains in the service of the Company on such date. Excludes 4,833 RSUs, which are scheduled to vest in equal installments on the second and third anniversaries of August 15, 2020, so long as Mr. Peruvemba remains in the service of the Company on each such anniversary.

(11)
Includes (i) 12,000 restricted shares of Common Stock granted under the LTIP, which vest in equal installments on the first, second and third anniversaries of August 15, 2020 (with respect to 2,000 shares) and March 15, 2021 (with respect to 10,000 shares), so long as Mr. Tobias remains in the service of the Company on each such anniversary, and (ii) RSUs to receive 3,334 shares of Common Stock that will vest on August 15, 2021, so long as Mr. Tobias remains in the service of the Company on such date. Excludes 6,666 RSUs, which are scheduled to vest in equal installments on the second and third anniversaries of August 15, 2020, so long as Mr. Tobias remains in the service of the Company on each such anniversary.

(12)
Consists of 10,000 restricted shares of Common Stock granted under the LTIP, which vest in equal installments on the first, second and third anniversaries of March 15, 2021.

(13)
See the information included in footnotes 3 through 12 above.

ELECTION OF DIRECTORS
(Proposal No. 1)
The following individuals have been nominated as members of our Board, each to serve until the 2022 Annual Meeting of Stockholders, until their successors are elected and qualified or until their earlier resignation or removal. Michael Howse, a current member of our Board, is not being nominated for re-election. Mr. Howse’s term will end at the completion of the Annual Meeting. Pursuant to our Bylaws, directors are to be elected by a plurality of the votes of the shares of Common Stock present in person or represented by proxy at the Annual Meeting and voting on such matter. This means that the seven (7) candidates receiving the highest number of affirmative votes at the Annual Meeting will be elected as directors. Only shares that are voted in favor of a particular nominee will be counted toward that nominee’s achievement of a plurality. Proxies cannot be voted for a greater number of persons than the number of nominees named or for persons other than the named nominees.
Following is information about each nominee, including biographical data for at least the last five (5) years. Should one or more of these nominees become unavailable to accept nomination or election as a director, the individuals named as proxies on the enclosed proxy card will vote the shares that they represent for the election of such other persons as the Board may recommend, unless the Board reduces the number of directors. We have no reason to believe that any nominee will be unable or unwilling to serve if elected as a director.
Name of Director	Age	Director Since
Brett Moyer	63	August 2010
Dr. Jeffrey M. Gilbert	50	April 2015
Helge Kristensen	60	August 2010
Lisa Cummins	51	June 2019
Robert Tobias	57	February 2020
Sriram Peruvemba	56	June 2020
Wendy Wilson	54	May 2021
Brett Moyer, Chief Executive Officer, President, Director and Chairman
Brett Moyer is a founding member of the Company and has served as the President and Chief Executive Officer of the Company and as a member of the Board since August 2010. From August 2002 to July 2010, Mr. Moyer served as president and chief executive officer of Focus Enhancements, Inc., a developer and marketer of proprietary video technology and UWB wireless chips. From February 1986 to May 1997, Mr. Moyer worked at Zenith Electronics Inc. a consumer electronic company, where he had most recently been the vice president and general manager of its Commercial Products Division. Between August 2017 and October 2019, Mr. Moyer served as a member of the board of directors of DionyMed Brands Inc., a company which operated a multi-state, vertically integrated operating platform that designs, develops, markets and sold a portfolio of branded cannabis products. From June 2016 to November 2018, Mr. Moyer served as a member of the board of directors of Alliant International University, a private university offering graduate study in psychology, education, business management, law and forensic studies, and bachelor’s degree programs in several fields. From 2003 to December 2015, he served as a member of the board of directors of HotChalk, Inc., a developer of software for the educational market and from March 2007 to September 2008, he was a member of the board of directors of NeoMagic Corporation, a developer of semiconductor chips and software that enable multimedia applications for handheld devices. Mr. Moyer received a Bachelor of Arts in Economics from Beloit College in Wisconsin and a Master’s of Business Administration with a concentration in finance and accounting from Thunderbird School of Global Management. The Company believes that Mr. Moyer’s broad industry expertise and his role as President and Chief Executive Officer give him the qualifications and skills to serve as a member of the Board.
Dr. Jeffrey M. Gilbert, Director
Dr. Gilbert has been a member of the Board since April 2015. Dr. Gilbert has been working in the Research and Machine Intelligence and Project Loon teams at Google, Inc. since March 2014, and from

January 2014 to March 2014, Dr. Gilbert worked for Transformational Technology Insights LLC, a consulting company, where he served as the sole principal. Previously, from May 2011 to December 2013, Dr. Gilbert was chief technology officer of Silicon Image, Inc., a leading provider of wired and wireless connectivity solutions. Dr. Gilbert was responsible for Silicon Image Inc.’s technology vision, advanced technology, and standards initiatives. Prior to joining Silicon Image Inc., Dr. Gilbert was chief technical officer of SiBEAM Inc., a fabless semiconductor company pioneering the development of intelligent millimeter wave silicon solutions for wireless communications, from May 2005 to May 2011. Before SiBEAM Inc., Dr. Gilbert served as director of algorithms and architecture and other engineering and management positions at Atheros Communications, a semiconductor developer, from May 2000 to May 2005, where he led the development of that company’s 802.11n, 802.11g, eXtended Range (“XR”), and Smart Antenna technologies. Dr. Gilbert received a Ph.D. in Electrical Engineering from the University of California Berkeley, an M.Phil. in Computer Speech and Language Processing from Cambridge University, and a B.A. in Computer Science from Harvard College. The Company believes that Dr. Gilbert is qualified to serve on the Board to advise the Company on technology developments and management based on his long-standing experience in the wireless and technology industries.
Helge Kristensen, Director
Helge Kristensen has been a member of the Board since August 2010. Mr. Kristensen has held high level management positions in technology companies for the last 30+ years and for the last 20+ years, he has served as vice president of Hansong Technology, an original device manufacturer of audio products based in China, and as president of Platin Gate Technology (Nanjing) Co. Ltd, a company with focus on service-branding in lifestyle products as well as pro line products based in China. Since August 2015, Mr. Kristensen has served as co-founder and director of Inizio Capital, an investment company based in the Cayman Islands. Mr. Kristensen has been involved in the audio and technology industries for more than 25 years. His expertise is centered on understanding and applying new and innovative technologies. He holds a master’s degree in Engineering and an HD-R, a graduate diploma, in Business Administration (Financial and Management Accounting) from Alborg University in Denmark. The Company believes that Mr. Kristensen is qualified to serve on the Board because of his technology and managerial experience as well has his knowledge of the audio industry.
Lisa Cummins, Director
Lisa Cummins has been a member of the Board since June 2019. Ms. Cummins currently serves as Chief Financial Officer and Chief Operating Officer for Ayar Labs, a venture backed startup that is developing an optical based “chiplet” to provide high speed, high density & low power to replace traditional electrical based input/output. She joined Ayar Labs in January 2019 after overseeing a successful sale of Penguin Computing, a private equity backed company, to Smart Global Holdings in June 2018. Prior to that, from May 2007 to October 2012, she served as Chief Financial Officer at Adept Technology, a Nasdaq publicly traded global robotics company, where she oversaw investor relations, led the Sarbanes-Oxley Act of 2002, as amended, compliance, completed multiple acquisitions, and secured bank and equity financing including a secondary public offering. Ms. Cummins is a certified public accountant, inactive, earned a Business Economics degree from the University of California Santa Barbara and a Masters in Business Administration from St. Mary’s College. The Company believes that Ms. Cummins is qualified to serve on the Board because of her over 25 years of experience as a growth-oriented financial executive in global high-tech organizations.
Robert Tobias, Director
Robert Tobias has been a member of the Board since February 2020 and has served as CEO, Chairman and President of HDMI Licensing Administrator Inc. since January 2017, where he has been the strategic force behind the licensing, enforcement, compliance and growth of HDMI® technology around the world. Mr. Tobias leads efforts to promote the HDMI specification as the premier digital and audio interface to the consumer electronics, mobile, PC and entertainment industries. In addition, he oversees IP licensing and enforcement with 1800 licensees and partners responsible for the release of almost ten billion HDMI products worldwide, and as such brings a recognized level of expertise working with foreign regulatory channels, customs authorities, standards development organizations, media companies, etc., to grow the business and protect the HDMI brand. Prior to joining HDMI Licensing Administrator Inc., Mr. Tobias served as

President of HDMI Licensing LLC, a wholly owned subsidiary of Lattice Semiconductor, from September 2015 to December 2016, where he led the marketing, licensing and compliance teams promoting and licensing the HDMI intellectual property, and prior to that, Mr. Tobias held the roles of President at MHL and Senior Director of Strategic Product Marketing and Business Development at Silicon Image. Mr. Tobias earned a Bachelor’s degree in Electrical Engineering from UC Davis, an MBA from Santa Clara University and sits on the UC Davis Engineering Faculty Dean’s Executive Committee. The Company believes that Mr. Tobias is qualified to serve on the Board based on his experience and leadership in the consumer electronics industry as well as his strong relationships with top consumer electronics brands in Asia.
Sriram Peruvemba, Director
Sriram Peruvemba has been a member of the Board since June 2020. He is the CEO of Marketer International Inc., a marketing services firm, a position he has held since July 2014. He is also a board member of Visionect d.o.o, an electronics hardware company in Slovenia, since September 2017. He previously served as a board member and chair of marketing for the Society for Information Display from August 2014 to July 2020. He was also a director of Quantum Materials Corp. from October 2015 to December 2016 and the CEO of the company from June 2016 to December 2016. Mr. Peruvemba was previously the Chief Marketing Officer at E Ink Holdings, where he played a major role in transforming the startup to a global company with a high valuation. With over 30 years of experience in the technology industry, Mr. Peruvemba has been an influential advocate in the advancement of electronic hardware technologies. The Company believes that Mr. Peruvemba is qualified to serve on the Board because of such experience and because he is an acknowledged expert on electronic displays, haptics, touch screens, electronic materials and related technologies. He also consults, writes and presents on those subjects globally. Based in Silicon Valley, Mr. Peruvemba advises high tech firms in the US, Canada, and Europe. He received a bachelor’s degree in Engineering from Bangalore University, an MBA degree from Wichita State University and a post-graduate diploma in management from Indira Gandhi National Open University.
Wendy Wilson, Director
Wendy Wilson has been a member of the Board since May 2021. Ms. Wilson has also been serving as Vice President of Marketing at ChargePoint, Inc. since August 2017, a leading electric vehicle charging network provider, where she has profit and loss responsibilities for the company’s home business unit, helps run go-to-market functions for such company’s SaaS businesses and helps expand operations into European markets with scalable localization, web, and marketing processes. Previously, Ms. Wilson served as Vice President of Marketing at Jive Software, a communication software company, from August 2014 to July 2017, where she led demand generation, field and web teams, and has held leadership roles in small venture capital funded startups and publicly traded firms, including Yahoo! Inc. and The Walt Disney Company (“Disney”). In her leadership role at Infoseek, which was acquired by Disney in 1998, she was responsible for cross-disciplinary teams from ESPN, Go.com (ABC News), Mr. Showbiz and Infoseek brands. At Yahoo, she was responsible for both the monetization and editorial strategy for the Yahoo front page, known then as the world’s homepage. Ms. Wilson is a graduate of Northwestern University with a bachelor’s degree in English. The Company believes that Ms. Wilson is qualified to serve on the Board based on her expertise in digital marketing and go-to-market strategies for companies with “business to consumer” and “business to business to consumer” commerce models.
Required Vote
Our Certificate of Incorporation does not authorize cumulative voting. Our Bylaws provide that directors are to be elected by a plurality of the votes of the shares of Common Stock present in person or represented by proxy at the Annual Meeting and voting on the matter. This means that the seven (7) candidates receiving the highest number of affirmative votes at the Annual Meeting will be elected as directors. Only shares that are voted in favor of a particular nominee will be counted toward that nominee’s achievement of a plurality. Shares present at the Annual Meeting that are not voted for a particular nominee or shares present by proxy where the stockholder properly withheld authority to vote for such nominee will not be counted toward that nominee’s achievement of a plurality.

At the Annual Meeting a vote will be taken on a proposal to approve the election of the seven (7) director nominees.
THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS
A VOTE FOR THE ELECTION OF THE SEVEN (7) DIRECTOR NOMINEES.

CORPORATE GOVERNANCE
Board of Directors
The Board oversees our business affairs and monitors the performance of our management. In accordance with our corporate governance principles, the Board does not involve itself in day-to-day operations. The Company’s directors keep themselves informed through discussions with the Chief Executive Officer, other key executives and by reading the reports and other materials sent to them and by participating in Board and committee meetings. Our directors hold office and will serve until the next Annual Meeting of Stockholders and until their respective successors are duly elected and qualified or until their earlier resignation or removal, or if for some other reason they are unable to serve in the capacity of director.
Our Board currently consists of eight (8) members: Brett Moyer; Wendy Wilson; Dr. Jeffrey M. Gilbert; Helge Kristensen; Michael Howse; Lisa Cummins; Robert Tobias; and Sriram Peruvemba. Mr. Howse’s term will expire at the Annual Meeting and he is not being nominated for reelection. Mr. Howse will continue to serve until his term expires at the completion of the Annual Meeting, at which time our Board will consist of seven (7) members with one (1) vacancy.
Director Independence
As our Common Stock is listed on the Nasdaq Capital Market, our determination of the independence of directors is made using the definition of “independent director” contained in Rule 5605(a)(2) of the Marketplace Rules of the Nasdaq Stock Market LLC (“Nasdaq”). Our Board affirmatively determined that Dr. Jeffrey M. Gilbert, Wendy Wilson, Sriram Peruvemba, Lisa Cummins and Robert Tobias are “independent directors,” as that term is defined in the Marketplace Rules of Nasdaq. During the last completed fiscal year, our Board also had affirmatively determined that Sam Runco and Brian Herr, former members of the Board who resigned during such fiscal year, were “independent directors” during the time they served on the Board and any of its committees. Under the corporate governance rules of Nasdaq, our Board must be composed of a majority of “independent directors.” Additionally, subject to certain limited exceptions, our Board’s audit, compensation, and nominating and corporate governance committees also must be composed of all independent directors.
Audit committee members must also satisfy the independence criteria set forth in Rule 10A-3 under the Exchange Act. Under the rules of Nasdaq, a director will only qualify as an “independent director” if, in the opinion of that company’s board of directors, that person does not have a relationship that would interfere with the exercise of independent judgment in carrying out the responsibilities of a director.
To be considered to be independent for purposes of Rule 10A-3 of the Exchange Act, a member of our Board’s audit committee may not, other than in his or her capacity as a member of such committee, our Board, or any other committee of our Board: (1) accept, directly or indirectly, any consulting, advisory, or other compensatory fee from the listed company or any of its subsidiaries; or (2) be an affiliated person of the listed company or any of its subsidiaries.
Our Board has undertaken a review of its composition, the composition of its committees and the independence of each director. Based upon information requested from and provided by each director concerning his or her background, employment and affiliations, including family relationships, our Board has determined that the following members of our Board have a relationship that would interfere with the exercise of independent judgment in carrying out the responsibilities of a director: Messrs. Moyer, Kristensen and Howse, and that other than such directors, each of our directors is “independent” as that term is defined under the listing requirements and rules of Nasdaq. In making this determination, our Board considered the current and prior relationships that each non-employee director has with us and all other facts and circumstances our Board deemed relevant in determining their independence, including the beneficial ownership of our Common Stock by each non- employee director. Our Board has also determined that (i) Ms. Cummins, Mr. Peruvemba and Ms. Wilson satisfy the independence standards for the Board’s audit committee established by the listing standards of Nasdaq and Rule 10A-3 of the Exchange Act, (ii)Mr. Peruvemba, Dr. Gilbert and Mr. Tobias satisfy the independence standards for the Board’s compensation committee established by the listing standards of Nasdaq and are “independent directors” for such committee’s purposes and (iii) Dr. Gilbert, Mr. Tobias and Ms. Cummins satisfy the independence standards for the Board’s nominating and corporate governance committee established by the listing standards of Nasdaq and are “independent directors” for such committee’s purposes.
Board Meetings and Attendance
During fiscal year 2020, the Board held 8 physical/telephonic meetings. No incumbent director attended, either in person or via telephone, fewer than 75% of the aggregate of all meetings of the Board and the committees of the Board, for which at the time of the meeting they were a member of the Board, except for Messrs. Herr and Runco, who attended less than 75% of the meetings of the Board. The Board also approved certain actions by unanimous written consent.
Annual Meeting Attendance
The Company held its 2020 Annual Meeting of Stockholders on October 20, 2020, which was attended in person by Brett Moyer.
Stockholder Communications with the Board
Stockholders wishing to communicate with the Board, the non-management directors, or with an individual Board member may do so by writing to the Board, to the non-management directors, or to the particular Board member, and mailing the correspondence to: c/o Brett Moyer, Chief Executive Officer, Summit Wireless Technologies, Inc., 6840 Via Del Oro Ste. 280, San Jose, CA 95119. The envelope should indicate that it contains a stockholder communication. All such stockholder communications will be forwarded to the director or directors to whom the communications are addressed.
Board Committees
Our Board has an audit committee, a compensation committee and a nominating and corporate governance committee. Each committee has a charter, which is available on our website at https://ir.summitwireless.com/governance-docs. Information contained on our website is not incorporated herein by reference. Each of the Board’s committees has the composition and responsibilities described below. As of August 10, 2021, the members of each such committee are as follows:
Audit Committee — Lisa Cummins*(1), Sriram Peruvemba(2) and Wendy Wilson(3)
Compensation Committee — Sriram Peruvemba*(2), Robert Tobias(4) and Dr. Jeffrey M. Gilbert(5)
Nominating and Corporate Governance Committee — Robert Tobias*(4), Dr. Jeffrey M. Gilbert(5), and Lisa Cummins(1)

*
Indicates Committee Chair

(1)
Audit Committee Financial Expert. Ms. Cummins was appointed to the Audit Committee in June 2019 and to the Nominating and Corporate Governance Committee in March 2021.

(2)
Mr. Peruvemba was appointed to the Audit Committee and the Nominating and Corporate Governance Committee in June 2020. Mr. Peruvemba was appointed to the Compensation Committee in March 2021 in order for the Company to regain compliance with Nasdaq’s independence requirements as a result of Mr. Kristensen no longer being considered independent.

(3)
Ms. Wilson replaced Robert Tobias as a member of the Audit Committee in May 2021. Mr. Tobias had previously replaced Mr. Kristensen as a member of the Audit Committee in March 2021 in order for the Company to regain compliance with Nasdaq’s independence requirements as a result of Mr. Kristensen no longer being considered independent.

(4)
Mr. Tobias was appointed to the Compensation Committee and the Nominating and Corporate Governance Committee in February 2020.

(5)
Dr. Gilbert has served on the Compensation Committee since its formation by the Board and was appointed to the Nominating and Corporate Governance Committee in March 2021 in order for the Company to regain compliance with Nasdaq’s independence requirements as a result of Mr. Kristensen no longer being considered independent.

Audit Committee
Our Board’s audit committee (“Audit Committee”) has been established in accordance with Section 3(a)(58)(A) of the Exchange Act.
The members of our Audit Committee are Ms. Cummins, Mr. Peruvemba and Ms. Wilson, each of whom are “independent” within the meaning of Rule 10A-3 under the Exchange Act and Nasdaq rules. Our Board has determined that Ms. Cummins may serve as the “audit committee financial expert,” as such term is defined in Item 407(d)(5) of Regulation S-K. In addition, Ms. Cummins serves as Chairperson of our Audit Committee.
The Audit Committee oversees our corporate accounting and financial reporting process and oversees the audit of our financial statements and the effectiveness of our internal control over financial reporting. The responsibilities of the Audit Committee include, among other matters:
•
selecting a qualified firm to serve as the independent registered public accounting firm to audit our financial statements;

•
helping to ensure the independence and performance of the independent registered public accounting firm;

•
discussing the scope and results of the audit with the independent registered public accounting firm, and reviewing, with management and the independent registered public accounting firm, our interim and year-end operating results;

•
developing procedures for employees to submit concerns anonymously about questionable accounting or audit matters;

•
reviewing our policies on risk assessment and risk management;

•
reviewing related party transactions;

•
obtaining and reviewing a report by the independent registered public accounting firm at least annually, that describes our internal control procedures, any material weaknesses with such procedures, and any steps taken to deal with such material weaknesses when required by applicable law; and

•
approving (or, as permitted, pre-approving) all audit and all permissible non-audit services, other than de minimis non-audit services, to be performed by the independent registered public accounting firm.

During 2020, the Audit Committee held four virtual meetings to enable members of the then current Audit Committee, which included only two members during a portion of the year, to review and approve the filing of the Company’s Annual and Quarterly Reports. To ensure a thorough review, the Company held separate virtual meetings with (a) each of Ms. Cummins and Mr. Kristensen to review and approve the filing of the Company’s Annual Report on Form 10-K for the year ended December 31, 2019 and the Company’s Quarterly Report on Form 10-Q for the quarter ended March 31, 2020, (b) all of the members of the then current Audit Committee to review and approve the filing of the Company’s Quarterly Report on Form 10-Q for the quarters ended June 30, 2020, and (c) virtual meetings to enable all committee members to approve the Company’s Quarterly Report on Form 10-Q for the quarter ended September 30, 2020.
The Audit Committee operates under a written charter adopted by the Board that satisfies the applicable standards of Nasdaq.
Compensation Committee
The members of our Board’s compensation committee (“Compensation Committee”) are Messrs. Peruvemba and Robert Tobias and Dr. Gilbert, each of whom are “independent” within the meaning of Nasdaq’s rules. In addition, each member of our Compensation Committee qualifies as a “non-employee director” under Rule 16b-3 of the Exchange Act. Our Compensation Committee assists the Board in the discharge of its responsibilities relating to the compensation of the members of the Board and our executive officers. Mr. Peruvemba serves as Chairman of our Compensation Committee.

The Compensation Committee’s compensation-related responsibilities include, among other matters:
•
reviewing and approving, or recommending that our Board approve, the compensation of our executive officers;

•
reviewing and recommending to our Board the compensation of our directors;

•
reviewing and approving, or recommending that our Board approve, the terms of compensatory arrangements with our executive officers;

•
administering our stock and equity incentive plans;

•
reviewing and approving, or recommending that our Board approve, incentive compensation and equity plans; and

•
reviewing and establishing general policies relating to compensation and benefits of our employees and reviewing our overall compensation philosophy.

In 2020, the Compensation Committee held two (2) meetings at which all of the members of the then current Compensation Committee were present. Mr. Moyer, our Chief Executive Officer and Chairman of the Board, does not participate in the determination of his own compensation or the compensation of directors. However, he makes recommendations to the Compensation Committee regarding the amount and form of the compensation of the other executive officers and key employees, and he often participates in the Compensation Committee’s deliberations about such persons’ compensation. Mr. Oliva, our Chief Financial Officer, assists the Compensation Committee in its deliberations regarding executive officer, director and employee compensation. No other executive officers participate in the determination of the amount or the form of the compensation of executive officers or directors. The Compensation Committee does not utilize the services of an independent compensation consultant to assist in its oversight of executive and director compensation. On January 30, 2018, the Board adopted a written charter for the Compensation Committee.
Nominating and Corporate Governance Committee
The members of our Board’s nominating and corporate governance committee (“Nominating and Corporate Governance Committee” are Mr. Tobias, Dr. Gilbert and Ms. Cummins, each of whom are “independent” within the meaning of Nasdaq’s rules. In addition, each member of our Nominating and Corporate Governance Committee qualifies as a “non-employee director” under Rule 16b-3 of the Exchange Act. The purpose of the Nominating and Corporate Governance Committee is to recommend to the Board nominees for election as directors and persons to be elected to fill any vacancies on the Board, develop and recommend a set of corporate governance principles and oversee the performance of the Board. Mr. Tobias serves as Chairman of our Nominating and Corporate Governance Committee. The Nominating and Corporate Governance Committee’s responsibilities include, among other things:
•
identifying, evaluating and selecting, or recommending that our Board approves, nominees for election to our Board and its committees;

•
evaluating the performance of our Board and of individual directors;

•
considering and making recommendations to our Board regarding the composition of our Board and its committees;

•
reviewing developments in corporate governance practices;

•
evaluating the adequacy of our corporate governance practices and reporting;

•
developing and making recommendations to our Board regarding corporate governance guidelines and matters; and

•
overseeing an annual evaluation of the Board’s performance.

Our Nominating and Governance Committee strives for a Board composed of individuals who bring a variety of complementary skills, expertise or background and who, as a group, will possess the appropriate skills and experience to oversee our business. The diversity of the members of the Board relates to the selection of its nominees. While the Nominating and Governance Committee considers diversity and variety of experiences and viewpoints to be important factors, it does not believe that a director nominee should be chosen or excluded solely or largely because of race, color, gender, national origin or sexual orientation or identity. In selecting a director nominee for recommendation to our Board, our Nominating and Governance Committee focuses on skills, expertise or background that would complement the existing members on the Board. Accordingly, although diversity may be a consideration in the Nominating and Governance Committee’s process, such committee and the Board do not have a formal policy regarding the consideration of diversity in identifying director nominees.
When the Nominating and Governance Committee has either identified a prospective nominee or determined that an additional or replacement director is required, the Nominating and Governance Committee may take such measures as it considers appropriate in connection with its evaluation of a director candidate, including candidate interviews, inquiry of the person or persons making the recommendation or nomination, engagement of an outside search firm to gather additional information, or reliance on the knowledge of the members of the Board or management. In its evaluation of director candidates, including the members of the Board eligible for re-election, the Nominating and Governance Committee considers a number of factors, including: the current size and composition of the Board, the needs of the Board and the respective committees of the Board, and such factors as judgment, independence, character and integrity, age, area of expertise, diversity of experience, length of service and potential conflicts of interest.
The Nominating and Governance Committee selects director nominees and recommends them to the full Board. In relation to such nomination process, the Nominating and Governance Committee:
•
determines the criteria for the selection of prospective directors and committee members;

•
reviews the composition and size of the Board and its committees to ensure proper expertise and diversity among its members;

•
evaluates the performance and contributions of directors eligible for re-election;

•
determines the desired qualifications for individual directors and desired skills and characteristics for the Board;

•
identifies persons who can provide needed skills and characteristics;

•
screens possible candidates for Board membership;

•
reviews any potential conflicts of interests between such candidates and the Company’s interests; and

•
shares information concerning the candidates with the Board and solicits input from other directors.

The Nominating and Governance Committee has specified the following minimum qualifications that it believes must be met by a nominee for a position on the Board: the highest personal and professional ethics and integrity; proven achievement and competence in the nominee’s field and the ability to exercise sound business judgment; skills that are complementary to those of the existing Board; the ability to assist and support management and make significant contributions to our success; the ability to work well with the other directors; the extent of the person’s familiarity with the issues affecting our business; an understanding of the fiduciary responsibilities that are required of a member of the Board; and the commitment of time and energy necessary to diligently carry out those responsibilities. A candidate for director must agree to abide by our Code of Ethics and Conduct.
After completing its evaluation, the Nominating and Governance Committee makes a recommendation to the full Board as to the persons who should be nominated to the Board, and the Board determines the nominees after considering the recommendation and report of the Committee.
Our Board does not have a policy with regard to the consideration of director candidates recommended by stockholders, but would consider candidates recommended by stockholders. Our Board does not have such a policy because we do not reasonably expect to receive any director candidates recommended by stockholders based on past meetings. In the case of director candidates recommended by stockholders, our Board would evaluate such candidates using the factors described above.

In 2020, the Nominating and Corporate Governance Committee held two (2) meetings at which all of the members of the then current Nominating and Corporate Governance Committee were present.
Family Relationships
There are no relationships between any of the officers or directors of the Company.
Involvement in Certain Legal Proceedings
In 2015, Quantum3D, Inc. (“Quantum3D”), a company of which Mr. Williams had been serving as chief financial officer, as a result of his prior experience in corporate restructuring, was placed into an assignment for the benefit of creditors. Mr. Williams continued to serve as chief financial officer during Quantum3D’s restructuring and negotiated sale in September 2016.
On October 29, 2019, DionyMed Brands Inc., a British Columbia company which Mr. Moyer had been serving as a director, was placed in receivership and Mr. Moyer resigned.
Other than the foregoing, to the best of our knowledge, none of our directors or executive officers has, during the past ten (10) years:
•
been convicted in a criminal proceeding or been subject to a pending criminal proceeding (excluding traffic violations and other minor offenses);

•
had any bankruptcy petition filed by or against the business or property of the person, or of any partnership, corporation or business association of which he was a general partner or executive officer, either at the time of the bankruptcy filing or within two (2) years prior to that time;

•
been subject to any order, judgment, or decree, not subsequently reversed, suspended or vacated, of any court of competent jurisdiction or federal or state authority, permanently or temporarily enjoining, barring, suspending or otherwise limiting, his involvement in any type of business, securities, futures, commodities, investment, banking, savings and loan, or insurance activities, or his association with persons engaged in any such activity;

•
been found by a court of competent jurisdiction in a civil action or by the SEC or the Commodity Futures Trading Commission to have violated a federal or state securities or commodities law, and the judgment has not been reversed, suspended, or vacated;

•
been the subject of, or a party to, any federal or state judicial or administrative order, judgment, decree, or finding, not subsequently reversed, suspended or vacated (not including any settlement of a civil proceeding among private litigants), relating to an alleged violation of any federal or state securities or commodities law or regulation, any law or regulation respecting financial institutions or insurance companies including, but not limited to, a temporary or permanent injunction, order of disgorgement or restitution, civil money penalty or temporary or permanent cease-and-desist order, or removal or prohibition order, or any law or regulation prohibiting mail or wire fraud or fraud in connection with any business entity; or

•
been the subject of, or a party to, any sanction or order, not subsequently reversed, suspended or vacated, of any self-regulatory organization (as defined in Section 3(a)(26) of the Exchange Act), any registered entity (as defined in Section 1(a)(29) of the Commodity Exchange Act), or any equivalent exchange, association, entity or organization that has disciplinary authority over its members or persons associated with a member.

Leadership Structure of the Board
The Board does not currently have a policy on whether the same person should serve as both the Chief Executive Officer and Chairman of the Board or, if the roles are separate, whether the Chairman should be selected from the non-employee directors or should be an employee. The Board believes that it should have the flexibility to make these determinations at any given point in time in the way that it believes best to provide appropriate leadership for the Company at that time. Mr. Moyer is both the Chief Executive Officer and Chairman of the Board.

Director Nomination Procedures
There have been no material changes to the procedures by which security holders may recommend nominees to the Board.
Risk Oversight
The Board oversees risk management directly and through its committees associated with their respective subject matter areas. Generally, the Board oversees risks that may affect the business of the Company as a whole, including operational matters. The Audit Committee is responsible for oversight of the Company’s accounting and financial reporting processes and also discusses with management the Company’s financial statements, internal controls and other accounting and related matters. The Compensation Committee oversees certain risks related to compensation programs, and the Nominating and Corporate Governance Committee oversees certain corporate governance risks. As part of their roles in overseeing risk management, these committees periodically report to the Board regarding briefings provided by management and advisors as well as the committees’ own analysis and conclusions regarding certain risks faced by the Company. Management is responsible for implementing the risk management strategy and developing policies, controls, processes and procedures to identify and manage risks. As set forth in the Company’s insider trading policy, which was adopted by the Board on July 19, 2018, the Company strongly discourages insiders, including the Company’s employees, including officers or directors, or any of their designees, from engaging in any hedging transactions involving (i) Company securities acquired under employee benefit plans or (ii) Company securities required to be held under stock ownership guidelines. Any person wishing to enter into such an arrangement must first pre-clear the proposed transaction with our Chief Financial Officer. Any request for pre-clearance of a hedging or similar arrangement must be submitted to our Chief Financial Officer at least two (2) weeks prior to the proposed execution of documents evidencing the proposed transaction.
Code of Business Conduct and Ethics
We have adopted a code of business conduct and ethics that applies to all of our employees and officers, including those officers responsible for financial reporting. We have also adopted a code of business conduct and ethics that applies to our directors. Both codes of business conduct and ethics are available on our website at https://ir.summitwireless.com/governance-docs. The information contained in or accessible through the foregoing website is not incorporated herein by reference and is intended for informational purposes only. We intend to disclose any amendments to such codes, or any waivers of its requirements, on our website to the extent required by applicable SEC rules and Nasdaq requirements.

DIRECTOR COMPENSATION
The table below sets forth the compensation paid to our directors during the fiscal year ended December 31, 2020.
Director	Fees Earned or Paid in Cash	Stock Awards(1)	All Other Compensation	Total
Lisa Cummins	$—	$28,815	$—		$28,815(2)
Jonathan Gazdak	$—	$28,815	$—		$28,815(3)
Dr. Jeffrey M. Gilbert	$—	$28,815	$—		$28,815(4)
Michael Howse	$—	$31,640	$—		$31,640(5)
Helge Kristensen	$—	$28,815	$—		$28,815(6)
Sriram Peruvemba	$—	$25,425	$—		$25,425(7)
Robert Tobias	$—	$27,120	$—		$27,120(8)
Brian Herr	$—	$—	$—	$	—(9)
Sam Runco	$—	$—	$—	$	—(10)

(1)
Amounts reported in this column do not reflect the amounts actually received by our non-employee directors. Instead, these amounts reflect the aggregate grant date fair value of each restricted stock award and RSU granted to the Company’s directors during the fiscal year ended December 31, 2020, as computed in accordance with Financial Accounting Standards Board (“FASB”) ASC 718. As required by SEC rules, the amounts shown exclude the impact of estimated forfeitures related to service-based vesting conditions.

(2)
Ms. Cummins was granted 2,750 shares of restricted Common Stock, which vest in equal installments on the first, second and third anniversaries of August 15, 2020, so long as Ms. Cummins remains in the service of the Company on each such anniversary. In addition, Ms. Cummins was granted 10,000 RSUs, which vest in equal installments on the first, second and third anniversaries of August 15, 2020, so long as Ms. Cummins remains in the service of the Company on each such anniversary.

(3)
Mr. Gazdak was granted 2,750 shares of restricted Common Stock, which vest in equal installments on the first, second and third anniversaries of August 15, 2020, so long as Mr. Gazdak remains in the service of the Company on each such anniversary. In addition, Mr. Gazdak was granted 10,000 RSUs, which vest in equal installments on the first, second and third anniversaries of August 15, 2020, so long as Mr. Gazdak remains in the service of the Company on each such anniversary. As of May 6, 2021, Mr. Gazdak no longer serves as a member of the Board.

(4)
Dr. Gilbert was granted 2,750 shares of restricted Common Stock, which vest in equal installments on the first, second and third anniversaries of August 15, 2020, so long as Dr. Gilbert remains in the service of the Company on each such anniversary. In addition, Dr. Gilbert was granted 10,000 RSUs, which vest in equal installments on the first, second and third anniversaries of August 15, 2020, so long as Dr. Gilbert remains in the service of the Company on each such anniversary.

(5)
Mr. Howse was granted 14,000 RSUs, which vest in equal installments on the first, second and third anniversaries of August 15, 2020, so long as Mr. Howse remains in the service of the Company on each such anniversary.

(6)
Mr. Kristensen was granted 2,750 shares of restricted Common Stock, which vest in equal installments on the first, second and third anniversaries of August 15, 2020, so long as Mr. Kristensen remains in the service of the Company on each such anniversary. In addition, Mr. Kristensen was granted 10,000 RSUs, which vest in equal installments on the first, second and third anniversaries of August 15, 2020, so long as Mr. Kristensen remains in the service of the Company on each such anniversary.

(7)
Mr. Peruvemba was granted 4,000 shares of restricted Common Stock, which vest in equal installments on the first, second and third anniversaries of August 15, 2020, so long as Mr. Peruvemba remains in the service of the Company on each such anniversary. In addition, Mr. Peruvemba was granted 7,250

RSUs, which vest in equal installments on the first, second and third anniversaries of August 15, 2020, so long as Mr. Peruvemba remains in the service of the Company on each such anniversary.
(8)
Mr. Tobias was granted 2,000 shares of restricted Common Stock, which vest in equal installments on the first, second and third anniversaries of August 15, 2020, so long as Mr. Tobias remains in the service of the Company on each such anniversary. In addition, Mr. Tobias was granted 10,000 RSUs, which vest in equal installments on the first, second and third anniversaries of August 15, 2020, so long as Mr. Tobias remains in the service of the Company on each such anniversary.

(9)
On February 6, 2020, Brian Herr notified the Company of his decision to resign from the Board. Effective February 10, 2020, the Board appointed Mr. Tobias as a member of the Board to replace Mr. Herr. Mr. Herr did not receive any compensation for his services as a Company director in 2020.

(10)
On June 19, 2020, Sam Runco notified the Company of his decision to resign from the Board. Effective June 22, 2020, the Board appointed Mr. Peruvemba as a member of the Board to replace Mr. Runco. Mr. Runco did not receive any compensation for his services as a Company director in 2020.

INFORMATION ABOUT OUR EXECUTIVE OFFICERS
Our executive officers are:
Name	Age	Position
Brett Moyer	63	President, Chief Executive Officer and Chairman
George Oliva	59	Chief Financial Officer and Secretary
Gary Williams	54	Chief Accounting Officer and VP of Finance
Brett Moyer, President, Chief Executive Officer and Chairman
Biographical information about Brett Moyer appears above on page 8.
George Oliva, Chief Financial Officer and Secretary
Mr. Oliva has served as Secretary and Chief Financial Officer since September 9, 2019. Mr. Oliva has been a partner at Hardesty, LLC, an executive officer consulting service provider, since May 2019, through which he provides financial consulting services to public and private companies nationwide. From June to September 2019, Mr. Oliva was interim CFO of Full Spectrum Analytics, a scientific instruments business, where he facilitated a sale transaction to a private equity firm. From August 2018 to April 2019, Mr. Oliva served as Interim Chief Financial Officer of SpineEx, Inc., a California-based medical equipment manufacturer, where he was responsible for managing the company’s financial, human resource and information technology departments. From June 2018 to August 2018, he served as Vice President of Finance of GameWorks, a family entertainment chain, where he developed a plan to restructure the company’s business in connection with an acquisition by a lender. From March 2017 to June 2018, Mr. Oliva served as controller for Eva Automation, an audio company, where he implemented purchase accounting in connection with a $180 million acquisition. From August 2016 to March 2017, Mr. Oliva served as Interim Vice President of Finance of PDF Solutions, Inc., a multinational software and engineering services company, where he managed the company’s financial and accounting departments. From March 2014 to June 2016, Mr. Oliva served as corporate controller of Tegile Systems, a California-based manufacturer of flash storage arrays. Prior to 2014, Mr. Oliva served as the Interim Chief Financial Officer and Vice President of Finance and as corporate controller for various other companies in California. Mr. Oliva is a certified public accountant, inactive, and holds a B.S. in Business Administration from the Walter A. Haas School of Business of the University of California, Berkeley.
Gary Williams, Chief Accounting Officer and Vice President of Finance
Gary Williams has served as Chief Accounting Officer since September 9, 2019 and as Vice President of Finance since the Company’s founding in August 2010. Mr. Williams previously served as Secretary and Chief Financial Officer since the Company’s founding in August 2010 until September 9, 2019. In addition, Mr. Williams served as the Chief Financial Officer of Quantum3D, Inc., a training and simulation technology company, from November 2012 to September 2016. Prior to joining the Company, Mr. Williams served as secretary, vice president of finance and chief financial officer of Focus Enhancements Inc., a developer and marketer of proprietary video technology, from January 2001 to July 2010, when the videography and semiconductor businesses of the company were purchased by VITEC Multimedia, Inc. and the Company, respectively. Mr. Williams served as controller, vice president of finance, chief financial officer and secretary of Videonics Inc., a publicly traded company in the consumer electronics business, from February 1995 to January 2001, when Videonics merged with Focus Enhancements, Inc. From July 1994 to January 1995, Mr. Williams served as controller for Western Micro Technology, a publicly traded company in the electronics distribution business. From January 1990 to June 1994, Mr. Williams worked in public accounting for Coopers & Lybrand LLP. Mr. Williams is a certified public accountant, inactive, and received a Bachelor’s Degree in Business Administration, with an emphasis in Accounting, from San Diego State University.

EXECUTIVE OFFICER COMPENSATION
Summary Compensation Table for Fiscal Years 2020 and 2019
The following table sets forth all plan and non-plan compensation for the last two completed fiscal years paid to all individuals who served as the Company’s principal executive officer or acted in a similar capacity and the Company’s two other most highly compensated executive officers during the last completed fiscal year, as required by Item 402(m)(2) of Regulation S-K of the Securities Act of 1933, as amended (the “Securities Act”). We refer to all of these individuals collectively as our “Named Executive Officers.”
Name and Principal Position	Year	Salary ($)	Bonus ($)	Stock Awards ($)(1)	Non-Equity Incentive Plan Compensation ($)	All Other Compensation ($)	Total ($)
Brett Moyer President and Chief Executive Officer	2020	$302,792(2)	$8,062	$362,485	—	—	$673,339
	2019	$335,000	—	$134,646	—	—	$469,646
George Oliva Chief Financial Officer and Secretary	2020	$230,765(3)	$9,084	$168,419	—	—	$408,267
	2019	$67,306(4)	—	$142,500	—	—	$209,806
Gary Williams Chief Accounting Officer and VP of Finance	2020	$230,766(5)	$4,373	$81,670	—	—	$316,809
	2019	$250,000	—	$63,943	—	—	$313,943

(1)
Amounts reported in this column do not reflect the amounts actually received by our named executive officers. Instead, these amounts reflect the aggregate grant date fair value of each restricted stock award and each RSU granted to the named executive officers during the fiscal years ended December 31, 2020 and 2019, as computed in accordance with FASB ASC 718. As required by SEC rules, the amounts shown exclude the impact of estimated forfeitures related to service-based vesting conditions.

(2)
During the year ended December 31, 2020, Mr. Moyer voluntary agreed to a reduced compensation between March 21, 2020 and June 26, 2020, reducing his total 2020 salary to $302,792 instead of $335,000.

(3)
During the year ended December 31, 2020, Mr. Oliva voluntary agreed to a reduced compensation between March 21, 2020 and June 26, 2020, reducing his total 2020 salary to $230,765 instead of $250,000.

(4)
Reflects all compensation received by Mr. Oliva between September 9, 2019, the date of his appointment as Chief Financial Officer of the Company, through December 31, 2019.

(5)
During the year ended December 31, 2020, Mr. Williams voluntary agreed to a reduced compensation between March 21, 2020 and June 26, 2020, reducing his total 2020 salary to $230,766 instead of $250,000.

Executive Employment Agreements and Arrangements
Brett Moyer
We are party to an employment agreement with Mr. Moyer, which we assumed on or about August 1, 2010 and which was amended in 2011. Pursuant to such agreement, Mr. Moyer agreed to serve as our Chief Executive Officer and President in consideration for an annual cash salary, which was set at $335,000 for the years ended December 31, 2020 and 2019. Mr. Moyer voluntarily agreed to accept reduced compensation between March 21, 2020 and June 26, 2020, reducing his total 2020 salary to $302,792 instead of $335,000. Additionally, Mr. Moyer did not have a target bonus for the years ended December 31, 2020 and 2019 under his employment agreement. For additional information on the amounts paid to Mr. Moyer during such periods, refer to the footnotes of the Summary Compensation Table above. Pursuant to Mr. Moyer’s employment agreement, if he is terminated “without cause”, as defined in such agreement, he is entitled to receive 12 months of salary and all options held will immediately vest and become exercisable. Additionally, in the event that Mr. Moyer’s contract is not renewed, he shall receive 12 months of his then current salary.

Such agreement provides for incentive bonuses as determined by the Board, and employee benefits, including health and disability insurance, in accordance with our policies, and shall automatically renew for successive one-year terms, unless terminated by either party 30 days prior to the end of the then current term.
George Oliva
In connection with his appointment as the Company’s Chief Financial Officer and Secretary, the Company and Mr. Oliva executed an amended and restated offer letter, dated October 4, 2019 (the “Offer Letter”), setting forth the terms of Mr. Oliva’s employment with the Company. The Offer Letter does not provide for a specified term of employment and Mr. Oliva’s employment is on an at-will basis, subject to the payment of severance in certain circumstances as described below.
Pursuant to the Offer Letter, Mr. Oliva will receive an annual base salary of $250,000 and will be eligible to participate in the Company’s discretionary and non-discretionary bonus programs. Mr. Oliva voluntarily agreed to accept reduced compensation between March 21, 2020 and June 26, 2020, reducing his total 2020 salary to $230,765 instead of $250,000. For additional information on the amounts paid to Mr. Oliva during such periods, refer to the footnotes of the Summary Compensation Table above.
Additionally, pursuant to the Offer Letter and as a material inducement to Mr. Oliva’s acceptance of employment with the Company, the Company issued Mr. Oliva 7,500 shares of restricted Common Stock of the Company (the “Stock Award”). The Stock Award was approved by the compensation committee of the Board and such shares were issued in accordance with Nasdaq Listing Rule 5635(c)(4) outside of the LTIP. Pursuant to the Offer Letter, such shares were scheduled to vest equally over a period of four years, with the first tranche to vest on September 1, 2020, and in the event that Mr. Oliva is (i) terminated without cause within one year of a change in control of the Company (defined as over a 50% change in ownership of the Company) or (ii) his role is diminished as a result of such change in control, all incentive equity compensation granted to him will fully accelerate and vest, and he will receive as severance (i) all cash bonuses due to him under the Company’s incentive plans, prorated as of the effective date of termination, and (ii) an additional six months of base salary and benefits. On July 27, 2020, the Company fully accelerated the vesting terms of the outstanding shares of restricted stock that had been previously awarded under the LTIP and the 7,500 outstanding shares of restricted common stock issued to Mr. Oliva.
Gary Williams
We are party to an employment agreement with Gary Williams, which we assumed on or about August 1, 2010 and which was amended in 2011. Pursuant to such agreement, Mr. Williams agreed to serve as our Executive Vice President of Finance and Chief Financial Officer in consideration for an annual cash salary, which was set at $250,000 for the years ended December 31, 2020 and 2019. Mr. Williams voluntarily agreed to accept reduced compensation between March 21, 2020 and June 26, 2020, reducing his total 2020 salary to $230,765 instead of $250,000. Mr. Williams’ target bonus was $37,500 for the fiscal year ended December 31, 2020. Mr. Williams target bonus for 2019 was changed on September 7, 2019 from $75,000 to $37,500 in connection with Mr. Williams’ appointment to Chief Accounting Officer. For additional information on the amounts paid to Mr. Williams during such periods, refer to the footnotes of the Summary Compensation Table above. Pursuant to Mr. Williams’ employment agreement, if he is either terminated “without cause” or in the event of a “change in control”, as defined in such agreement, he is entitled to 12 months of salary, payment of prorated bonus amounts and all stock and options held will immediately vest and become exercisable. Such agreement provides for bonuses, as determined by our board of directors, and employee benefits, including health and disability insurance, in accordance with our policies and automatically renews for consecutive one-year terms, unless terminated by either party 90 days prior to the end of the then current term. Effective September 9, 2019, Gary Williams was succeeded by George Oliva as Chief Financial Officer, Mr. Williams assumed the role of Chief Accounting Officer and continues to serve as Vice President of Finance. Upon assuming the role of Chief Accounting Officer, Mr. Williams’ employment agreement was amended to state that if he is either terminated “without cause” or in the event of a “change in control”, as defined in such agreement, he is entitled to six months of salary.

Other Compensation
Other than as described above, there were no post-employment compensation, pension or nonqualified deferred compensation benefits earned by our Named Executive Officers during the years ended December 31, 2020 and 2019. We do not have any retirement, pension or profit-sharing programs for the benefit of our directors, officers or other employees. The Board may recommend adoption of one or more such programs in the future.
Outstanding Equity Awards as of December 31, 2020
The following table provides information regarding the unexercised warrants to purchase Common Stock and stock awards held by each of our named executive officers:
	Option/Warrant Awards				Stock Awards
Name	Number of Securities underlying Unexercised Options and Warrants (#) Exercisable	Number of Securities underlying Unexercised Options and Warrants (#) Unexercisable	Option/ Warrant Exercise Price ($/Sh)	Option/ Warrant Expiration Date	Number of shares or units of stock that have not vested	Market value of shares or units of stock that have not vested(1)	Equity incentive plan awards: Number of unearned shares, units or other rights that have not vested (#)	Equity incentive plan awards: Market or payout value of unearned shares, units or other rights that have not vested ($)
Brett Moyer	3,102	—	$4.50	3/31/2021	14,750(2)	$52,215(2)	—	—
	3,102	—	$4.50	6/30/2021	145,000(3)	$513,300(3)
	9,058	—	$0.79	2/28/2023
	4,630	—	$3.00	6/27/2023
	13,889	—	$3.00	7/25/2023
George Oliva	—	—	—	—	12,424(4)	$43,981(4)	—	—
					61,4824(5)	$218,857(5)
Gary Williams	2,056	—	$4.50	3/31/2021	5,000(6)	$17,700(6)	—	—
	2,055	—	$4.50	6/30/2021	31,000(7)	$109,740(7)
	3,578	—	$0.79	11/30/2022

(1)
Market value based upon the closing market price of $3.54 for the Common Stock on December 31, 2020.

(2)
Mr. Moyer was granted 14,750 shares of restricted Common Stock on July 27, 2020, which vest in equal installments on the first, second and third anniversaries of August 15, 2020, so long as Mr. Moyer remains in the service of the Company on each such anniversary.

(3)
Mr. Moyer was granted 145,000 RSUs on July 27, 2020, which vest in equal installments on the first, second and third anniversaries of August 15, 2020, so long as Mr. Moyer remains in the service of the Company on each such anniversary.

(4)
Mr. Oliva was granted 12,424 shares of restricted Common Stock on July 27, 2020, which vest in equal installments on the first, second and third anniversaries of August 15, 2020, so long as Mr. Olive remains in the service of the Company on each such anniversary.

(5)
Mr. Oliva was granted 61,824 RSUs on July 27, 2020, which vest in equal installments on the first, second and third anniversaries of August 15, 2020, so long as Mr. Oliva remains in the service of the Company on each such anniversary.

(6)
Mr. Williams was granted 5,000 shares of restricted Common Stock on July 27, 2020, which vest in equal installments on the first, second and third anniversaries of August 15, 2020, so long as Mr. Williams remains in the service of the Company on each such anniversary.

(7)
Mr. Williams was granted 31,000 RSUs on July 27, 2020, which vest in equal installments on the first, second and third anniversaries of August 15, 2020, so long as Mr. Williams remains in the service of the Company on each such anniversary.

Equity Incentive Plans
2018 Long-Term Stock Incentive Plan of the Company (the “LTIP”)
On January 30, 2018, the Board approved the establishment of the LTIP. The LTIP is intended to enable the Company to continue to attract able directors, employees, and consultants and to provide a means whereby those individuals upon whom the responsibilities rest for successful administration and management of the Company, and whose present and potential contributions are of importance, can acquire and maintain Common Stock ownership, thereby strengthening their concern for the Company’s welfare. The aggregate maximum number of shares of Common Stock (including shares underlying options) that may be issued under the LTIP pursuant to awards of restricted shares or options will be limited to 15% of the outstanding shares of Common Stock, which calculation shall be made on the first trading day of each new fiscal year; provided that, in any year no more than 8% of the Common Stock or derivative securitization with Common Stock underlying 8% of the Common Stock may be issued in any fiscal year. For fiscal year 2019, up to 115,245 shares of Common Stock were available for participants under the LTIP. For fiscal year 2020, up to 99,619 shares of Common Stock were available for participants under the LTIP. The number of shares of Common Stock that are the subject of awards under the LTIP which are forfeited or terminated are settled in cash in lieu of shares of Common Stock or in a manner such that all or some of the shares covered by an award are not issued to a participant or are exchanged for awards that do not involve shares will again immediately become available to be issued pursuant to awards granted under the LTIP. If shares of Common Stock are withheld from payment of an award to satisfy tax obligations with respect to the award, those shares of Common Stock will be treated as shares that have been issued under the LTIP and will not again be available for issuance under the LTIP.
In connection with the termination of the Carve-Out Plan and the approval of the LTIP on January 31, 2018, the Company issued 64,224 and 7,656 shares of restricted Common Stock to certain of its employees and directors, respectively, whose proceeds under the Carve-Out Plan were vested as of that date (the “January 2018 Restricted Stock Grant”). Such shares were issued to such persons on January 31, 2018, and were to be released in three equal tranches on September 1, 2018, March 1, 2019 and September 1, 2019. As of December 31, 2020, all of the shares of such restricted Common Stock were released, with an additional 382 shares to be released to a terminated employee in March 2021, pursuant to the terms of such employee’s restricted stock agreement.
The January 2018 Restricted Stock Grant and the LTIP were approved by a majority of the Company’s stockholders on January 31, 2018.
2020 Stock Incentive Plan (the “2020 Plan”)
On July 27, 2020, the Board approved the establishment of the 2020 Plan and the reservation of an aggregate of 650,000 shares of Common Stock authorized for issuance under the 2020 Plan, subject to stockholder approval, which was obtained on October 20, 2020. The 2020 Plan authorizes the grant of equity-based compensation to the Company’s senior managers, employees, directors, consultants, professionals and service providers in the form of stock options, restricted stock and RSUs. All options granted under the 2020 Plan will be considered non-qualified stock options. The purpose of the 2020 Plan is to attract and retain senior managers, employees, directors, consultants, professionals and service providers who provide services to the Company, provided that such services are bona fide services that are not of a capital-raising nature during this period of unprecedented uncertainty and volatility in the COVID-19 environment and its impact on the value of the Company’s equity and grants. As of December 31, 2020, no options or restricted stock awards have been granted under the 2020 Plan and an aggregate of 626,974 RSUs were outstanding under the 2020 Plan.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS
Related Party Transactions
Other than compensation arrangements for our directors and executive officers, the following is a summary of transactions since the years ended December 31, 2020 and 2019 to which we have been a party in which the amount involved exceeded the lesser of (i) $120,000 or (ii) one percent of the average of our total assets at year-end for the last two completed fiscal years, and in which any of our then directors, executive officers or holders of more than 5% of any class of our stock at the time of such transaction, or any members of their immediate family, had or will have a direct or indirect material interest. See also “Executive Compensation” in this proxy statement for additional information regarding compensation of related parties.
Warrant Amendment and Exercise Agreements
Between September 25, 2019 and October 8, 2019, the Company and certain holders, including Brett Moyer, Gary Williams, Jonathan Gazdak, each of the Medalist Funds (as defined below) and Lisa Walsh (each a “Holder” and collectively, the “Holders”), of the Company’s common stock purchase warrants, with exercise prices between $60.00 and $108.00 (collectively, the “Original Warrants”), including the Company’s Series D common stock purchase warrants, Series F common stock purchase warrants (the “Series F Warrants”) and Series G common stock purchase warrants (the “Series G Warrants”), entered into Warrant Amendment and Exercise Agreements (the “Warrant Amendment Agreements”), pursuant to which the Company agreed to reduce the exercise price of each Original Warrant to $16.00 (the “Reduced Exercise Price”), and for each Original Warrant exercised by a Holder at the Reduced Exercise Price, the Company agreed to reduce the exercise price of Original Warrants to purchase up to an equivalent number of shares of Common Stock (the “Amended Warrants”) to $15.80 (the “Amended Exercise Price”). The Company entered into Warrant Amendment Agreements with 32 Holders, under which Original Warrants were exercised for a total of 56,420 shares of Common Stock and the Company received gross proceeds of $903,000. Remaining Original Warrants for 69,071 shares of Common Stock had their exercise price adjusted to the Amended Exercise Price of $15.80.
Additionally, pursuant to the Warrant Amendment Agreements, the Company agreed to prepare and file with the SEC, as soon as practicable, but in no event later than November 4, 2019 (as extended by the Settlement Agreements (as defined below) to November 18, 2019), a registration statement on Form S-3 to register all shares of Common Stock received by the Holders upon exercise of any Warrant (as defined in the Warrant Amendment Agreements) and all shares of Common Stock underlying the Original Warrants (as defined in the Warrant Amendment Agreements) (such issued and underlying shares, the “Resale Shares”). On December 3, 2019, the Company filed a prospectus to its Registration Statement on Form S-3 (Registration No. 333-234787) for the registration of the Resale Shares.
From November 3, 2019 to November 6, 2019, the Company entered into settlement agreements (each a “Settlement Agreement” and collectively, the “Settlement Agreements”) with each of the Holders (other than the Medalist Funds (as defined herein), whose Settlement Agreement is described below) pursuant to which the Company agreed to issue such Holders an aggregate of 7,648 additional shares of Common Stock, with such shares meant to compensate such Holders for the difference between the Amended Exercise Price and the lower priced shares that were offered to investors in connection with the Company’s earlier registered direct offering of an aggregate of 125,000 shares of Common Stock, priced at $14.00 per share, that the Company closed on October 16, 2019 (the “Registered Direct Offering”). In addition, pursuant to the Settlement Agreements, the Company and the Holders agreed to extend the date by which the Company would file a registration statement on Form S-3 to register all of the Resale Shares from November 4, 2019 to November 18, 2019.
Brett Moyer
Mr. Moyer has served as the Company’s President, Chief Executive Officer and a Board member since the Company’s founding in August 2010.

On October 7, 2019, Mr. Moyer entered into a Warrant Amendment Agreement with the Company, as described above. Mr. Moyer exercised Original Warrants for a total of 453 shares of Common Stock and the Company received proceeds of $7,246. On November 3, 2019, Mr. Moyer entered into a Settlement Agreement with the Company, as described above, pursuant to which the Company issued Mr. Moyer 65 additional shares of Common Stock.
Gary Williams
Mr. Williams has served as the Company’s Chief Accounting Officer since September 2019, as the Company’s VP of Finance since August 2010 and previously served as the Company’s Chief Financial Officer from August 2010 to September 2019.
On October 7, 2019, Mr. Williams entered into a Warrant Amendment Agreement with the Company, as described above. Mr. Williams exercised Original Warrants for a total of 179 shares of Common Stock and the Company received proceeds of $2,862. On November 3, 2019, Mr. Williams entered in a Settlement Agreement with the Company, as described above, pursuant to which the Company issued Mr. Williams 26 additional shares of Common Stock.
Jonathan Gazdak
Mr. Gazdak is a former director of the Company who resigned from the Board, effective May 6, 2021. Mr. Gazdak is Managing Director — Head of Investment Banking for Alexander Capital, L.P., an investment banking firm based in New York. Alexander Capital, L.P. has acted as the lead investment bank in a number of the Company’s private financings and as an underwriter for the Company’s IPO.
On April 4, 2019, the Company signed an engagement letter with Alexander Capital, L.P. under which Alexander Capital, L.P. earns a fee on total investments by its clients. In connection with the issuance of the initial tranche of the Series A Preferred Stock, Alexander Capital, L.P. earned a fee of $80,000 and the Company agreed to issue it a warrant to purchase 2,040 shares of Common Stock. Such warrant is exercisable at a per share price of $43.60 and is exercisable at any time during the five-year period commencing 180 days from the effective date of the issuance of such Common Stock, which period shall not exceed five years from such effective date.
On April 17, 2019, the Company entered into an underwriting agreement with Alexander Capital, L.P. in connection with an offering by the Company of 203,787 shares of Common Stock, pursuant to which Alexander Capital, L.P. was paid cash fees of $406,554 as well as a non-accountable expense allowance of $54,207 and reimbursements of $100,000 and pursuant to which the Company agreed to issue a warrant to purchase 6,114 shares of Common Stock. Such warrant is exercisable at a per share price of $33.20 and is exercisable at any time during the five-year period commencing 180 days from the effective date of the issuance of such Common Stock, which period shall not exceed five years from such effective date.
On October 16, 2019, the Company entered into another underwriting agreement with Alexander Capital, L.P. in connection with an offering by the Company of up to an aggregate of 125,000 shares of Common Stock, pursuant to which Alexander Capital, L.P. was paid cash fees of $131,250 as well as a non-accountable expense allowance of $17,500 and reimbursements of $43,750 and pursuant to which the Company agreed to issue a warrant to purchase 3,750 shares of common stock. Such warrant is exercisable at a per share price of $17.50 and is exercisable at any time during the five-year period commencing one year from the effective date of the issuance of such stock, which period shall not exceed five years from such effective date.
On October 7, 2019, Mr. Gazdak entered into a Warrant Amendment Agreement with the Company, as described above. Mr. Gazdak exercised Original Warrants for a total of 157 shares of Common Stock and the Company received proceeds of $2,510. On November 6, 2019, Mr. Gazdak entered into a Settlement Agreement with the Company, as described above, pursuant to which the Company issued Mr. Gazdak 23 additional shares of Common Stock. In connection with the Company’s entry in the Warrant Amendment Agreements, Alexander Capital, L.P. was paid a cash fee of $51,374.
On February 6, 2020, the Company entered into another underwriting agreement with Alexander Capital, L.P. in connection with an offering by the Company of up to an aggregate of $835,000 of the

Company’s securities, pursuant to which Alexander Capital, L.P. was paid cash fees of $83,000 and pursuant to which the Company agreed to issue to Alexander Capital, L.P. a warrant to purchase up to 4,553 shares of Common Stock. Such warrant is exercisable at a per share price of $8.80 and is exercisable at any time during the five-year period commencing on the date of issuance.
On May 14, 2020, the Company entered into a settlement agreement and release with Alexander, pursuant to which, in consideration for Alexander releasing the Company from (a) all claims against the Company arising out of an engagement agreement, dated February 6, 2020, that the Company entered into with Alexander, other than indemnification for certain third-party claims and (b) any further obligations to provide Alexander with a preferential right to participate as an underwriter or placement agent in future offerings, the Company agreed to (i) pay Alexander a one-time cash payment of $125,000 and (ii) issue to Alexander 50,000 shares of Common Stock (“Settlement Shares”). In connection with such settlement and release, on May 14, 2020, the Company also entered into a leak-out agreement with Alexander (the “Leak-Out Agreement”), pursuant to which Alexander is not permitted to sell more than 5,000 shares of Common Stock in any trading day, commencing on May 14, 2020 (the date of the Leak-Out Agreement) and ending on the date on which Alexander no longer holds any Settlement Shares. The Settlement Shares were issued at a price of $2.32 per share pursuant to a prospectus supplement and accompanying base prospectus relating to the Company’s effective shelf registration statement on Form S-3 (File No. 333-233433).
Helge Kristensen
Mr. Kristensen, a member of our Board, serves as vice president of Hansong Technology, an original device manufacturer of audio products based in China.
For the six months ended June 30, 2021, Hansong Technology purchased modules from the Company of approximately $233,000, and made payments to the Company of approximately $48,000. For the six months ended June 30, 2021, Hansong Technology sold speaker products to the Company of approximately $757,000, and the Company made payments to Hansong Technology of approximately $653,000. For the years ended December 31, 2020 and 2019, Hansong Technology purchased modules from the Company of approximately $175,000 and $64,000, respectively, and made payments to the Company of approximately $163,000 and $23,000, respectively. For the years ended December 31, 2020 and 2019, Hansong Technology sold speaker products to the Company of approximately $214,000 and $378,000, respectively, and the Company made payments to Hansong Technology of approximately $366,000 and $53,000, respectively.
On January 6, 2021, the Company notified Nasdaq that effective January 1, 2021, Helge Kristensen, a current director of the Company and then a member of the Board’s audit committee, may no longer be considered an independent director, as such term is defined in Nasdaq Listing Rule 5605(a)(2). On January 14, 2021, the Company received a letter from Nasdaq confirming that the Company was no longer in compliance with Nasdaq’s independent director and audit committee requirements as set forth in Nasdaq Listing Rule 5605(collectively, the “Nasdaq Independence Requirements”) and that consistent with Nasdaq Listing Rules 5605(b)(1)(A) and 5605(c)(4), Nasdaq provided the Company a “cure period” in order to regain compliance until the earlier of (i) the Company’s next annual stockholders’ meeting or (ii) January 1, 2022; or if the next annual stockholders’ meeting is held before June 30, 2021, then the Company must evidence compliance with such rule no later than June 30, 2021. Nasdaq also informed the Company that if it did not regain compliance with the Nasdaq Independence Requirements within the applicable “cure period,” Nasdaq would provide written notification to the Company that its securities will be delisted from the Nasdaq Capital Market. At that time, the Company would have had the right to appeal the delisting determination to a Nasdaq hearings panel.
On April 19, 2021, as a result of the Company’s appointment of Mr. Tobias to the Audit Committee effective as of March 14, 2021, Nasdaq notified us that it determined that we regained compliance with Nasdaq’s audit committee requirements and the matter was closed. On May 12, 2021, as a result of the Company’s appointment of Ms. Wilson to the Board, effective as of May 6, 2021, Nasdaq notified us that it determined that the Company regained compliance with the Nasdaq Independent Director Requirements and the matter was closed.

Michael Howse
The Company is party to the Deferred Shares Agreement, pursuant to which the Company granted Mr. Howse up to 20,000 Deferred Shares under the LTIP. Pursuant to such agreement, if a Fundamental Transaction (as defined in the Howse Agreement) has not occurred within 180 days of the earlier of the date on which Mr. Howse no longer serves (i) as our interim chief strategy officer or (ii) on our Board, all of the Deferred Shares shall be forfeited and Mr. Howse will have no further rights to such shares. Pursuant to such agreement, the Deferred Shares shall vest immediately prior to a Fundamental Transaction, and the number of Deferred Shares that shall vest is based on the Consideration paid for the Company in such transaction, which number of Deferred Shares that shall vest to double in the event that the Company does not incur General Expenses.
Brian Herr
Mr. Herr is a former director of the Company who resigned from the Board effective February 10, 2020. During the time he served on the Board, he also served as Chief Investment Officer and Co-Head of Structured Credit and Asset Finance for the Medalist Partners platform (f/k/a Candlewood Structured Strategy Funds) and as a partner and co-portfolio manager for each of the Medalist Partners Harvest Master Fund, Ltd. and Medalist Partners Opportunity Master Fund A, LP (collectively, the “Medalist Funds”).
On October 8, 2019, each of the Medalist Funds entered into a Warrant Amendment Agreement with the Company, as described above. In connection with and prior to the Warrant Amendment Agreement that each of the Medalist Funds entered into, the Company also executed Amendment No. 1 to the Series F Warrants held by each of the Medalist Funds (the “Series F Warrant Amendment”), pursuant to which each such Series F Warrant was further amended to add, among other things, fundamental transaction and subsequent rights offerings provisions as well as a 9.99% beneficial ownership limitation (the “Beneficial Ownership Limitation”).
Pursuant to Warrant Amendment Agreements that were entered into with each of the Medalist Funds, with respect to the Series F Warrants and Series G Warrants, if the exercise of an Original Warrant at the Reduced Exercise Price would cause each of the Medalist Funds to exceed the Beneficial Ownership Limitation, in lieu of receiving such number of shares of Common Stock in excess of the Beneficial Ownership Limitation, the Company will only issue such number of shares of Common Stock to each of the Medalist Funds as would not cause each of the Medalist Funds to exceed the maximum number of shares of Common Stock permitted under the Beneficial Ownership Limitation, and each of the Medalist Funds shall be issued, at an exercise price equal to the Reduced Exercise Price less $15.80 per share, pre-funded common stock purchase warrants covering such number of shares of Common Stock as would otherwise have been in excess of the Beneficial Ownership Limitation (the “Pre-Funded Warrants”). In connection with such exercises, the Medalist Funds were issued Pre-Funded Warrants to purchase an aggregate of 20,719 shares of Common Stock. The Company received aggregate gross proceeds of approximately $327,000 in connection with the Pre-Funded Warrants.
On November 4, 2019, the Company entered into a Settlement Agreement with the Medalist Funds, pursuant to which the Company agreed to pay the Medalist Funds an aggregate of $47,223 in cash, with such cash meant to compensate the Medalist Funds for the difference between the Amended Exercise Price and the lower priced shares of Common Stock that were offered to investors in connection with the Registered Direct Offering. In addition, pursuant to the Settlement Agreement, the Company and the Medalist Funds agreed to extend the date by which the Company would file a registration statement on Form S-3 to register all of the Resale Shares from November 4, 2019 to November 18, 2019.
Significant Stockholders
On April 18, 2019, the Company entered into a Securities Purchase Agreement, dated as of April 18, 2019, with Ms. Walsh (the “Preferred SPA”), pursuant to which the Company issued 250,000 shares of its Series A 8% Senior Convertible Preferred Stock, par value $0.0001 per share (the “Series A Preferred Stock”), which shares had a stated value of $4.00, granted holders the same voting rights as holders of our shares of Common Stock, and were convertible into shares of Common Stock at a price of $80.00 per share, which price could not be reduced below $30.00, and which was subject to adjustment under the Certificate of

Designations upon certain subsequent transactions and events described therein, in consideration for $1,000,000 (the “Initial Tranche”). The Series A Preferred Stock could have been issued in tranches of at least $500,000 and in an aggregate of up to $5,000,000. In connection with the Initial Tranche, the Company also issued to Ms. Walsh a warrant to purchase 12,756 shares of Common Stock, which was immediately exercisable, had a five-year life, had an exercise price of $39.60 and was subject to 4.99/9.99% blockers and to adjustment for stock dividends and splits. Pursuant to the Preferred SPA, holders of shares of the Series A Preferred Stock (i) had the right to require the Company to register the shares of Series A Preferred Stock as well as the shares of Common Stock underlying such shares and such warrant within 180 days of the Closing Date (as defined in the Preferred SPA) on which purchasers committed to purchase shares of Series A Preferred Stock having an aggregate stated value equal to or exceeding $1,000,000. On June 4, 2021, the Company and Ms. Walsh entered into an exchange agreement, pursuant to which the Company issued Ms. Walsh (i) 250,000 shares of Common Stock; and (ii) warrants to purchase up to 187,500 shares of Common Stock in exchange for all shares of Series A Preferred Stock held by her.
In connection with the October 16, 2019 Registered Direct Offering, Ms. Walsh purchased 50,000 shares of Common Stock at a price of $14.00 per share. The Company received proceeds of $700,000 from such purchase.
On October 7, 2019, Ms. Walsh entered into a Warrant Amendment Agreement with the Company, as described above. Ms. Walsh exercised Original Warrants for a total of 25,992 shares of Common Stock and the Company received proceeds of $415,862. On November 3, 2019, Ms. Walsh entered into a Settlement Agreement with the Company, as described above, pursuant to which the Company agreed to issue Ms. Walsh 3,714 additional shares of Common Stock.
Outstanding Equity Grants to Directors and Executive Officers
We have granted warrants and restricted shares to our certain of our directors and executive officers. For more information regarding the warrants and stock awards granted to our directors and named executive officers, see “Executive Officer Compensation — Outstanding Equity Awards as of December 31, 2020” in this proxy statement.
Indemnification Agreements
We have entered into indemnification agreements with each of our directors and executive officers. Such indemnification agreements require us to indemnify our directors and executive officers to the fullest extent permitted by Delaware law.
Related Person Transaction Policy
Our Audit Committee considers and approves or disapproves any related person transaction as required by Nasdaq regulations. The Company’s written policies and procedures on related party transactions cover any transaction, arrangement or relationship or series of similar transactions, arrangements or relationships (including any indebtedness or guarantee of indebtedness) in which: (i) the Company (or any subsidiary) is a participant; (ii) any related party has or will have a direct or indirect interest; and (iii) the aggregate amount involved (including any interest payable with respect to indebtedness) will or may be expected to exceed $120,000, except that there is no $120,000 threshold for members of the Audit Committee. A related party is any: (i) person who is or was (since the beginning of the two fiscal years preceding the last fiscal year, even if they do not presently serve in that role) an executive officer, director or nominee for election as a director; (ii) greater than five percent (5%) beneficial owner of Common Stock; or (iii) immediate family member of any of the foregoing. An immediate family member includes a person’s spouse, parents, stepparents, children, stepchildren, siblings, mothers- and fathers-in-law, sons- and daughters-in-law, and brothers- and sisters-in-law and any person (other than a tenant or employee) sharing the same household as such person. In determining whether to approve or ratify a related party transaction, the Audit Committee, or disinterested directors, as applicable, will take into account, among other factors it deems appropriate: (i) whether the transaction is on terms no less favorable than terms generally available to an unaffiliated third party under the same or similar circumstances; (ii) the nature and extent of the related party’s interest in the transaction; (iii) the material terms of the transactions; (iv) the importance of the transaction both to the Company and to the related party; (v) in the case of a transaction involving an executive officer or director, whether the transaction would interfere with the performance of such person’s duties to the Company; and (vi) in the case of a transaction involving a non-employee director or a nominee for election as a non-employee director (or their immediate family member), whether the transaction would disqualify the director or nominee from being deemed an “independent” director, as defined by Nasdaq, and whether the transaction would disqualify the individual from serving on the Audit Committee or the Compensation Committee or other committees of the Board under applicable Nasdaq and other regulatory requirements.
The Audit Committee only approves those related party transactions that are on terms comparable to, or more beneficial to us than, those that could be obtained in arm’s length dealings with an unrelated third party.

DELINQUENT SECTION 16(a) REPORTS
Section 16(a) of the Exchange Act requires the Company’s directors, executive officers and persons and entities who beneficially own more than ten percent (10%) of any class of the Company’s equity securities to file with the SEC the initial reports of ownership and reports of changes in ownership of Common Stock. The Company’s officers, directors and greater than ten percent (10%) beneficial owners are required by SEC regulations to furnish the Company with copies of all Section 16(a) forms that they file.
Specific due dates for such reports have been established by the SEC, and the Company is required to disclose in this proxy statement any failure to file reports by such dates during fiscal year 2020. During the fiscal year ended December 31, 2020, we believe that all reports required to be filed by such persons pursuant to Section 16(a) were filed on a timely basis, with the exception of our officers, directors and greater than 10 percent (10%) beneficial owners listed in the table below:
Name	Number of Late Reports	Description
Jonathan Gazdak	1	Mr. Gazdak’s Form 4 was not filed on a timely basis.
George Oliva	1	Mr. Oliva’s Form 4 was not filed on a timely basis.

AUDIT COMMITTEE REPORT
The following Report of the Audit Committee (the “Audit Report”) does not constitute soliciting material and should not be deemed filed or incorporated by reference into any other Company filing under the Securities Act or the Exchange Act, except to the extent the Company specifically incorporates this Audit Report by reference therein.
Role of the Audit Committee
The Audit Committee’s primary responsibilities fall into three (3) broad categories:
First, the Audit Committee is charged with monitoring the preparation of quarterly and annual financial reports by the Company’s management, including discussions with management and the Company’s independent registered public accounting firm about draft annual consolidated financial statements and key accounting and reporting matters;
Second, the Audit Committee is responsible for matters concerning the relationship between the Company and its independent registered public accounting firm, including recommending its appointment or removal; reviewing the scope of its audit services and related fees, as well as any other services being provided to the Company; and determining whether the independent registered public accounting firm is independent (based in part on the annual letter provided to the Company pursuant to Public Company Accounting Oversight Board (United States) (“PCAOB”); and
Third, the Audit Committee reviews financial reporting, policies, procedures, and internal controls of the Company.
The Audit Committee has implemented procedures to ensure that during the course of each fiscal year it devotes the attention that it deems necessary or appropriate to each of the matters assigned to it under the Audit Committee’s charter. In overseeing the preparation of the Company’s consolidated financial statements, the Audit Committee met with management and the Company’s independent registered public accounting firm, including meetings with the Company’s independent registered public accounting firm without management present, to review and discuss all consolidated financial statements prior to their issuance and to discuss significant accounting issues. Management advised the Audit Committee that all consolidated financial statements were prepared in accordance with accounting principles generally accepted in the United States of America, and the Audit Committee discussed the consolidated financial statements with both management and the independent registered public accounting firm. The Audit Committee’s review included discussion with the independent registered public accounting firm of matters required to be discussed pursuant PCAOB Auditing Standard 1301, “Communication with Audit Committees.”
With respect to the Company’s independent registered public accounting firm, the Audit Committee, among other things, discussed with BPM LLP matters relating to its independence, including the disclosures made to the Audit Committee as required by PCAOB.
Recommendations of the Audit Committee.   In reliance on the reviews and discussions referred to above, the Audit Committee recommended to the Board that the Board approve the inclusion of the Company’s audited consolidated financial statements in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2020 for filing with the SEC.
This Audit Report has been furnished by the Audit Committee of the Board of Directors.
Lisa Cummins, Chairman
Sriram Peruvemba
Wendy Wilson

RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
(Proposal No. 2)
BPM LLP (“BPM”) has served as our independent registered public accounting firm since 2016 and has been appointed by the Audit Committee of the Board to continue as our independent registered public accounting firm for the fiscal year ending December 31, 2021.
At the Annual Meeting, the stockholders will vote on a proposal to ratify this selection of BPM as our independent registered public accounting firm. If this ratification is not approved by the affirmative vote of a majority of the shares of Common Stock present at the Annual Meeting, in person or by proxy, and voting on the matter, the Board will reconsider its selection of BPM as our independent registered public accounting firm.
BPM has no interest, financial or otherwise, in our Company. We do not currently expect a representative of BPM to physically attend the Annual Meeting, however, it is anticipated that a BPM representative will be available to participate in the Annual Meeting via telephone in the event he or she wishes to make a statement, or in order to respond to appropriate questions.
The following table presents aggregate fees for professional services rendered to us by BPM for the fiscal years ended December 31, 2020 and 2019.
	2020	2019
Audit fees(1) . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	$383,170	$297,111
Audit-related fees(2) . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	—	19,000
Tax fees(3) . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	21,400	—
All other fees. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	—	—
Total . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	$404,570	$316,111

(1)
“Audit fees” include fees for professional services rendered in connection with the audit of our annual consolidated financial statements, review of our quarterly condensed consolidated financial statements and advisory services on accounting matters that were addressed during the annual audit and quarterly review. This category also includes fees for services that were incurred in connection with statutory and regulatory filings or engagements, such as consents and review of documents filed with the SEC.

(2)
“Audit-related fees” include fees billed for professional services rendered that are reasonably related to the performance of the audit or review of our consolidated financial statements including subscription for the online library of accounting research literature and are not reported under “Audit Fees”.

(3)
“Tax fees” include fees for tax advice. Tax advice fees encompass a variety of permissible services, including technical tax advice related to federal and state income tax matters, and assistance with tax audits.

Policy on Audit Committee Pre-Approval of Audit and Permissible Non-Audit Services of Independent Registered Public Accounting Firm
Our Audit Committee pre-approves all audit and non-audit services provided by the independent registered public accounting firm prior to the engagement of such firm with respect to such services. The Chairman of the Audit Committee has been delegated the authority by such committee to pre-approve interim services by the independent registered public accounting firm other than the annual audit. The Chairman of the Audit Committee must report all such pre-approvals to the entire Audit Committee at the next committee meeting.
Vote Required and Recommendation
Our Bylaws provide that all matters (other than the election of directors and except to the extent otherwise required by applicable Delaware law) shall be determined by a majority of the votes cast affirmatively or negatively. Accordingly, the affirmative vote of a majority of the shares of Common Stock present at the Annual Meeting, in person or by proxy, and voting on the matter, will be required to ratify the Board’s selection of BPM as our independent registered public accounting firm for the fiscal year ending December 31, 2021.
At the Annual Meeting a vote will be taken on a proposal to ratify the selection of BPM as our independent registered public accounting firm for the fiscal year ending December 31, 2021.
THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR THE RATIFICATION OF THE SELECTION OF BPM AS THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING
DECEMBER 31, 2021.

FUTURE STOCKHOLDER PROPOSALS
The Board has not yet determined the date on which the next Annual Meeting of Stockholders will be held. Stockholders may submit proposals on matters appropriate for stockholder action at annual meetings in accordance with the rules and regulations adopted by the SEC. Any proposal which an eligible stockholder desires to have included in our proxy statement and presented at the next Annual Meeting of Stockholders will be included in our proxy statement and related proxy card if it is received by us a reasonable time before we begin to print and send our proxy materials and if it complies with SEC rules regarding inclusion of proposals in proxy statements. In order to avoid controversy as to the date on which we receive a proposal, it is suggested that any stockholder who wishes to submit a proposal submit such proposal by certified mail, return receipt requested.
Other deadlines apply to the submission of stockholder proposals for the next Annual Meeting of Stockholders that are not required to be included in our proxy statement under SEC rules. With respect to these stockholder proposals for the next Annual Meeting of Stockholders, a stockholder’s notice must be received by us a reasonable time before we begin to print and send our proxy materials. The form of proxy distributed by the Board for such meeting will confer discretionary authority to vote on any such proposal not received by such date. If any such proposal is received by such date, the proxy statement for the meeting will provide advice on the nature of the matter and how we intend to exercise our discretion to vote on each such matter if it is presented at that meeting.
EXPENSES AND SOLICITATION
We will bear the costs of printing and mailing proxies. In addition to soliciting stockholders by mail or through our regular employees, we may request banks, brokers and other custodians, nominees and fiduciaries to solicit their customers who have shares of our Common Stock registered in the name of a nominee and, if so, will reimburse such banks, brokers and other custodians, nominees and fiduciaries for their reasonable out-of-pocket costs. Solicitation by our officers and employees may also be made of some stockholders following the original solicitation.
OTHER BUSINESS
The Board knows of no other items that are likely to be brought before the Annual Meeting except those that are set forth in the foregoing Notice of Annual Meeting of Stockholders. If any other matters properly come before the Annual Meeting, the persons designated on the enclosed proxy will vote in accordance with their judgment on such matters.
ADDITIONAL INFORMATION
We are subject to the information and reporting requirements of the Exchange Act, and in accordance therewith, we file periodic reports, documents and other information with the SEC relating to our business, financial statements and other matters. Such reports and other information may be accessed at www.sec.gov. You are encouraged to review our Annual Report on Form 10-K, together with any subsequent information we filed or will file with the SEC and other publicly available information. A copy of any public filing is also available, at no charge, by contacting our legal counsel, Sullivan & Worcester LLP, Attn: David E. Danovitch, Esq. at (212) 660-3060.
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It is important that the proxies be returned promptly and that your shares of Common Stock be represented. Stockholders are urged to mark, date, execute, and promptly return the accompanying proxy card or vote via Internet or by telephone using the instructions provided in the enclosed proxy card.
August 17, 2021	By Order of the Board of Directors,
/s/ Brett Moyer Brett Moyer Chairman and Chief Executive Officer

VOTE ON INTERNET Please go to www.Lhproxy.laurelhill.com and log-on using the control number set forth below. CONTROL # VOTE BY MAIL Please mark, sign and date your proxy card and return it in the envelope we have provided. * SPECIMEN * 1 MAIN STREET ANYWHERE PA 99999-9999 VOTE BY TELEPHONE Please call 844-254-8899 and follow the recorded instructions. Available 24 hours a day/7 days a week. If you vote by telephone or the Internet, please do NOT mail a proxy card DETACH PROXY CARD HERE TO VOTE BY MAIL Please Vote, Sign, Date and Return Promptly in the Enclosed Envelope. Election of Directors: □ FOR ALL NOMINEES LISTED BELOW WITHHOLD AUTHORITY TO VOTE FOR (except as marked to the contrary below) ALL NOMINEES LISTED BELOW INSTRUCTION: to withhold authority to vote for one or more individual nominees strike a line through the nominees’ names below: 01 Brett Moyer 02 Wendy Wilson 03 Dr. Jeffrey M. Gilbert 04 Helge Kristensen 05 Lisa Cummins 06 Robert Tobias 07 Sriram Peruvemba To approve a proposal to ratify the Board’s selection of BPM LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2021. VOTE FOR VOTE AGAINST ABSTAIN To change the address on your account, please check the box at right and indicate your new address in the space above.Signature: Date: Signature, if held jointly: Date: NOTE: Please sign exactly as your name or names appear(s) on this proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

EACH STOCKHOLDER IS URGED TO COMPLETE, DATE, SIGN AND PROMPTLY RETURN THE ENCLOSED PROXY OR VOTE VIA THE INTERNET OR TELEPHONE. SUMMIT WIRELESS TECHNOLOGIES, INC. 2021 Annual Meeting of Stockholders Proxy Card – Summit Wireless Technologies, Inc. ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON SEPTEMBER 22, 2021 THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS Revoking all prior proxies, the undersigned, a stockholder of Summit Wireless Technologies, Inc. (the “Company”), hereby appoints Brett Moyer as attorney-in-fact and agents of the undersigned, with full power of substitution, to vote all of the shares of the Company’s common stock, par value $0.0001 per share (the “Common Stock”), owned by the undersigned at the Annual Meeting of Stockholders of the Company to be held on September 22, 2021, at the Company’s offices at 15268 NW Greenbrier Pkwy, Beaverton, Oregon 97006 at 1:00 p.m., Pacific Time, and at any adjournment thereof, as fully and effectively as the undersigned could do if personally present and voting, hereby approving, ratifying, and confirming all that said attorney and agent or his substitute may lawfully do in place of the undersigned as indicated on the reverse. THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED AS DIRECTED. IF NO DIRECTION IS MADE, THE PROXY SHALL BE VOTED FOR THE ELECTION OF THE LISTED NOMINEES AS DIRECTORS; AND FOR THE RATIFICATION OF BPM LLP AS THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING DECEMBER 31, 2021. PLEASE CHECK HERE IF YOU PLAN TO ATTEND THE ANNUAL MEETING OF STOCKHOLDERS ON SEPTEMBER 22, 2021 AT 1:00 P.M., PACIFIC TIME, AT THE COMPANY’S OFFICES AT 15268 NW GREENBRIER PKWY, BEAVERTON, OREGON 97006. To change the address on your account, please check the box at right and indicate your new address in the space above. (Continued and to be signed on Reverse Side)